                                                                    EXHIBIT 10.2


                             PART I - THE SCHEDULE



                                   SECTION A

                                 CONTRACT FORM


                        A.1  DETAILED TABLE OF CONTENTS

This contract consists of the following Sections:

                                                                                  PAGE
                                                                                  ----
       SECTION A - TABLE OF CONTENTS

           A.1  DETAILED TABLE OF CONTENTS                                           i

       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

           B.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   B-1
           B.2      FIRM-FIXED-PRICE                                               B-1
           B.3      MILESTONE SCHEDULE                                             B-1

       SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT                       C-1

       SECTION D - RESERVED                                                        D-1

       SECTION E - INSPECTION AND ACCEPTANCE

           E.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   E-1
           E.2      ACCEPTANCE                                                     E-1
           E.3      DEFINITION OF ACCEPTABLE SERVICE                               E-1
           E.4      QUALITY ASSURANCE SURVEILLANCE PLAN                            E-2

SECTION F - DELIVERIES OR PERFORMANCE

           F.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   F-1
           F.2      COMPLETION OF WORK                                             F-1

                                                                                   PAGE
                                                                                   ----
           F.3      OPTION TO EXTEND COMPLETION OF WORK                            F-12
           F.4      AGREEMENT CONCERNING DELAYS IN SHUTTLE LAUNCH                  F-18
                    DATES AS SET FORTH IN THE CONTRACT AND RELATED
                    EQUITABLE ADJUSTMENTS

       SECTION G - CONTRACT ADMINISTRATION DATA

           G.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   G-1
           G.2      TECHNICAL DIRECTION                                            G-1
           G.3      LIST OF GOVERNMENT-FURNISHED PROPERTY                          G-2
           G.4      BASE SUPPORT                                                   G-6
           G.5      SUBMISSION OF INVOICES                                         G-6
           G.6      IDENTIFICATION OF EMPLOYEES                                    G-7
           G.7      SECURITY CONTROLS AT KSC                                       G-7

       SECTION H - SPECIAL CONTRACT REQUIREMENTS

           H.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   H-1
           H.2      LIMITATION OF FUNDS -- DEVIATION                               H-1
           H.3      REPRESENTATIONS, CERTIFICATIONS, AND OTHER
                    STATEMENTS OF OFFERORS                                         H-3
           H.4      CONTRACTOR REPRESENTATIVE(S)                                   H-3
           H.5      PRICE PRESENTATION                                             H-3
           H.6      REPORTS OF WORK AND DOCUMENTATION                              H-4
           H.7      AGREEMENT CONCERNING BUYBACK OF UNUSED MOUDLE CAPACITY         H-4
           H.8      AGREEMENT CONCERNING EQUITABLE ADJUSTMENT FOR
                    UNIQUE INTEGRATION HARDWARE AND SERVICES                       H-4
           H.9      AGREEMENT CONCERNING EQUITABLE ADJUSTMENT FOR
                    MODULE MALFUNCTION                                             H-5
           H.10     AGREEMENT CONCERNING THIRD PARTY INDEMNIFICATION
                    AND CONTINGENT PROPERTY LIABILITY                              H-5

       SECTION I - CONTRACT CLAUSES

           I.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE                   I-1
           I.2      APPROVAL OF CONTRACT                                           I-3

       SECTION I - CONTRACT CLAUSES                                                PAGE
                                                                                   ----

           I.3      RIGHTS IN DATA--GENERAL--ALTERNATE II AS MODIFIED BY
                    NASA FAR SUPPLEMENT                                            I-3
           I.4      CLAUSES INCORPORATED BY REFERENCE                              I-8
           I.5      OMBUDSMAN                                                      I-8

       SECTION J - LIST OF ATTACHMENTS                                             J-1

                                   SECTION B

                     SUPPLIES OR SERVICES AND PRICES/COSTS

B.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE

         NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

         I.     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                CLAUSE
                NUMBER                DATE                         TITLE
                ------                ----                         -----
                No FAR By reference clauses in Section B.

         II.    NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR
         CHAPTER 18)

                CLAUSE
                NUMBER                DATE                         TITLE
                ------                ----                         -----
                No NASA By reference clauses in Section B.

B.2      FIRM-FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm-fixed price of this contract is $42,860,000.

                                (End of clause)

B.3      MILESTONE SCHEDULE

The firm-fixed price for the lease of module and related services on a per-flight basis is established as follows:

                                                                      Delivery            Firm-Fixed
Item Number                       Services                              Date                 Price
-----------                       --------                              ----                 -----
    1.        Lease of Research Single Module and
              related integration services on
              STS-95 (55% NASA Allocation)
    1a        Delivery of Finite Element structural
              models, thermal models, and Mission
              Training Plan                                       Launch (L)-8 mo.        $3,000,000
    1b        Submittal of Phase III Safety Data
              Packages (Flight & Ground)                              L-5 mo.             $2,000,000

                                                                       Delivery       Firm-Fixed
Item Number                       Services                               Date            Price
-----------                       --------                               ----            -----
    1c        All Interface Control Agreements
              (Interface Control Documents (ICD's),
              Stowage Interface Agreements (SIA's),
              Payload Transfer Agreements (PTA's))
              baselined                                                  L-3 mo.      $ 1,000,000
    1d        Analytical Engineering Analyses
              (Structural, Thermal, Electromagnetic
              Interference/Electromagnetic
              Compatibility (EMI/EMC) and
              Acoustics) delivered to Space
              Shuttle Program(SSP)                                      L-2 mo.       $   500,000
    1e        Delivery of flight-ready SPACEHAB
              double module in accordance with the
              SOW to KSC                                                L-1 mo.       $   500,000
    1f        Post-flight destow process complete             Return ( R )+1 mo.      $ 1,000,000

SUBTOTAL STS-95                                                                       $ 8,000,000

    2         Lease of Logistics Double Module and
              related integration services
              on STS-96 (100% NASA Allocation)
    2a        Baseline MRAD, submit CIP Addendum                        L-11 mo.      $ 3,765,000
    2b        Delivery of Finite Element structural
              models, thermal models, and Mission
              Training Plan                                             L-9 mo.       $ 1,882,500
    2c        Submittal of Phase III Safety Data                        L-5 mo.       $ 3,765,000
              Packages (Flight & Ground)
    2d        All Interface Control Agreements
              (core ICD's, SIA's, PTA's)
              baselined                                                 L-3 mo.       $ 1,882,500
    2e        Analytical Engineering Analyses
              (Structural, Thermal, EMI/EMC and
              Acoustics) delivered to SSP                               L-2 mo.       $   941,250
    2f        Delivery of flight-ready SPACEHAB
              double module in accordance with the
              SOW to KSC                                                L-1 mo.       $   941,250
    2g        Post-flight destow process complete                       R+1 mo.       $ 1,882,500

TOTAL PAYMENTS-STS-96                                                                 $15,060,000

                                                                           Delivery        Firm-Fixed
Item Number                       Services                                   Date             Price
-----------                       --------                                   ----             -----
      3            Lease of Research Double Module
                   and related integration services
                   on STS-107, (82 % NASA Allocation)
      3a           Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 3,712,500
      3b           Delivery of Finite Element structural
                   models, thermal models, and Mission
                   Training Plan                                             L-9 mo.       $ 3,712,500
      3c           Submittal of Phase III Safety Data
                   Packages (Flight & Ground)                                L-5 mo.       $ 4,950,000
      3d           All Interface Control Agreements
                   (core ICD's, SIA's, PTA's) baselined                      L-3 mo.       $ 2,475,000
      3e           Analytical Engineering Analyses
                   (Structural, Thermal, EMI/EMC and
                   Acoustics) delivered to SSP                               L-2 mo.       $ 1,237,500
      3f           Delivery of flight-ready SPACEHAB
                   module in accordance with the
                   SOW to KSC                                                L-1 mo.       $ 1,237,500
      3g           Post-flight destow process complete                       R+1 mo.       $ 2,475,000

SUBTOTAL STS-107                                                                           $19,800,000

TOTAL PAYMENTS                                                                             $42,860,000

Milestone payments shall be made until the contractor's accounting system is approved by the Defense Contract Audit Agency (DCAA). Following DCAA approval of the contractor's accounting system, milestone payments shall be used to liquidate progress payments. The milestone invoices will be credited for amounts received as progress payments during that milestone period.

                                (End of clause)


                                [END OF SECTION]

                                   SECTION C



                               STATEMENT OF WORK

                                  INDEX TO THE
            SPACEHAB RESEARCH AND LOGISTICS MISSION SUPPORT (REALMS)
                               STATEMENT OF WORK


1.0   Scope

2.0   Services Provided to the Government
      2.1  Lease of SPACEHAB Flight Hardware
      2.2  Summary of Contractor Integration & Operations Services
      2.3  Summary of SPACEHAB Module Resources
      2.4  Orbiter Middeck Resources
      2.5  Design Reviews and Program Status

3.0   SPACEHAB Module Performance Requirements
      3.1  Module Configuration
      3.2  Environmental Control
           3.2.1  Heat Rejection
           3.2.2  External Thermal Requirements
           3.2.3  Vacuum Venting
                  3.2.3.1  Module Venting
                  3.2.3.2  Payload Venting
      3.3  Power
      3.4  Command and Data Management Systems
           3.4.1  Orbiter-to-Module Services
                  3.4.1.1  Monitoring and Control
                  3.4.1.2  Command and Data
                  3.4.1.3  Flight Crew Communications
                  3.4.1.4  Closed Circuit Television (CCTV)
                  3.4.1.5  Caution and Warning (C&W)
           3.4.2  Module-to-Payload Services
                  3.4.2.1  Monitoring and Control
                  3.4.2.2  Command and Data
                  3.4.2.3  Onboard Recording
                  3.4.2.4  Timing Signals
      3.5  Electromagnetic Interference/Compatibility (EMI/EMC)
      3.6  Extravehicular Activity (EVA) Compatibility

4.0   Contractor Integration and Operations Responsibilities
      4.1  Payload (Level III) Integration Support
           4.1.1  Payload Complement Definition
           4.1.2  Payload Analytical Integration
      4.2  Cargo Element (Level II) Integration Support
           4.2.1  Mission Payload Complement Definition
           4.2.2  Cargo Element Integration
           4.2.3  Cargo Element Integration Documentation
      4.3  Flight Design Support
      4.4  Mission Training Support
           4.4.1  SPACEHAB Systems Training Support
           4.4.2  SPACEHAB Payload Training
           4.4.3  Training Aids and Mockups
      4.5  SPACEHAB Module Systems. Configuration and Stowage Data
      4.6  Space Shuttle Program Flight Documentation
      4.7  SPACEHAB Integration Facility
      4.8  SPACEHAB Mission Support

                                  INDEX TO THE
            SPACEHAB RESEARCH AND LOGISTICS MISSION SUPPORT (REALMS)
                               STATEMENT OF WORK

5.0   Integrated Operations
      5.1  Integrated Operations Planning
      5.2  Ground Operations
           5.2.1  Contractor Payload Support
           5.2.2  Launch Site Integration
           5.2.3  Contractor KSC Support
           5.2.4  Delivery to KSC
           5.2.5  KSC Facility Compatibility
           5.2.6  Fit Checks
           5.2.7  Late Access
           5.2.8  Launch Support
           5.2.9  Scrub Turnaround
           5.2.10 End-of-Mission Access
           5.2.11 Return to the SPPF
           5.2.12 Post-Flight Data Analysis
      5.3  Flight Operations Support

6.0   Safety
      6.1  SPACEHAB Module Design and Flight Operations Requirements
      6.2  GSE Design and Ground Operations Requirements
      6.3  Safety and Review Requirements

7.0   Major Milestones

8.0   Applicable Documents

                                SPACEHAB
            RESEARCH AND LOGISTICS MISSION SUPPORT (REALMS)
                           STATEMENT OF WORK



1.0  SCOPE

From time to time, the National Aeronautics and Space Administration (NASA) offers Space Shuttle flight opportunities in support of research in the fields of materials science/processing, biological research, fluid dynamics, etc.
This research requires accommodations in a pressurized habitable volume and interactive flight crew operations. Additionally, outfitting and logistical resupply of the International Space Station (ISS) requires a pressurized habitable volume much greater than that available in the Orbiter middeck to carry the necessary items. To provide flight opportunities for research missions and to support the logistics needs of the ISS, NASA must obtain pressurized habitable modules with integration services from the private sector to augment the present Space Shuttle Orbiter middeck capabilities. Use of unpressurized payload accommodation capability resulting from the installation of pressurized habitable modules is not precluded on any mission.

In order to provide flight opportunities to a complement of research payloads on two missions the Contractor shall provide a SPACEHAB Single Module (SM) payload carrier with end-to-end payload and mission management, and integration and operations services for Space Transportation System (STS) mission-95 (STS-95), currently scheduled to launch on October 8, 1998. The Contractor shall provide a Research Double Module (RDM) payload carrier with end-to-end payload and mission management, and integration and operations services for the STS-107 mission, currently scheduled to launch on May 11, 2000.

To support the outfitting of the ISS, the Contractor shall provide a Logistics Double Module (LDM) payload carrier with end-to-end payload and mission management, and integration and operations services for the STS-96 mission, currently scheduled to launch on December 9, 1998.

To determine the degree of interest in the research and new technology community in commercial space flight opportunities NASA will allow the Contractor to contract with its commercial, international and external (non-NASA) customers for payload carrying capability (gross payload mass) not required by the Government. No carryover of unused capacity from mission to mission, or contract to contract, shall be allowed.

The following terms are used frequently throughout this Statement Of Work
(SOW). The term "payload" corresponds to all research hardware, samples, logistics items and support equipment carried in the SPACEHAB module. Also included as "payload" are research hardware, samples, logistics items and support equipment carried in the Space Shuttle Orbiter crew compartment middeck lockers for which the Contractor has been assigned specific responsibility. "Module" refers to either single or double module configurations (unless explicitly stated) plus the module integration hardware required to effect a complete interface with the Orbiter. The integrated module and payload are referred to as the SPACEHAB "cargo element."

2.0  SERVICES PROVIDED TO THE GOVERNMENT

2.1  LEASE OF SPACEHAB FLIGHT HARDWARE

The Contractor shall provide and maintain single or double SPACEHAB pressurized habitable modules that fit in the cargo bay of the Space Shuttle Orbiter for the use of the NASA Space Shuttle Program (SSP). The SPACEHAB module shall act as the payload carrier and interface between the Space Shuttle Orbiter and the payloads on each mission. Power, thermal control, command and data management, environmental control, and structural support facilities and systems shall be provided as required for the payload complement defined in each mission-specific Mission Requirements and Allocations Document (MRAD) (DRL Line Item No. 14). The Contractor shall provide standard adaptive hardware (payload racks, lockers, SOFT STOWAGE (R) bags, etc.) to permit physical payload integration into the SPACEHAB modules, using standard interfaces as defined in McDonnell Douglas Aerospace SPACEHAB Experiment Interface Definition Document, MDC 91W5023 (DRL Line Item No. 15).

The Contractor shall provide mission support hardware and related services including SPACEHAB flight hardware, SPACEHAB module Transporter, Ground Support Equipment (GSE), ground payload processing facilities, and module trainers and mockups to support flight crew training and mission integration services. With the exception of items and services identified in Article H.8 of the contract, all module and payload support hardware previously developed by the Contractor under Government contracts NAS9-19250 and NAS9-18371 shall be made available for use under this contract as a standard item. The SPACEHAB modules provided shall be capable of supporting Space Shuttle mission durations of up to 16 days plus 2 Space Shuttle contingency days (i.e. a landing delay due to a variety of reasons).

2.2  SUMMARY OF CONTRACTOR INTEGRATION & OPERATION SERVICES

As a minimum, the following services shall be provided by the Contractor:

a. Technical consultation services to NASA payload points of contact defined in each Payload Requirements Document (PRD) for NASA-sponsored payloads, or in each Mission Integration Plan (MIP) for ISS payloads. Organizations conducting microgravity research aboard the SPACEHAB cargo element may require technical inputs and assistance from the Contractor to resolve potential flight safety, mission success or physical integration problems before they become a schedule threat to the Space Shuttle or SPACEHAB payload integration process.

b.   Manifest assessment support to the NASA SSP Payload Integration Manager
     (PIM) for the NASA-sponsored and Contractor-provided suite of payloads on each SPACEHAB mission. The Contractor shall perform trade-off studies of proposed launch and return NASA-sponsored and Contractor-provided payload complements, assessing volume, weight, electrical power and other requirements against total integrated module and SSP resources and recommend the optimum payload complement for each mission. Participate in SSP Research & Logistics Integrated Product Team (R&L IPT) meetings, SSP Mission IPT meetings, and other payload requirements working groups as directed by the SSP Contracting Officer's Technical Representative (COTR) for this contract.

c. Acquisition, analysis, integration, and documentation of SPACEHAB payload technical systems and operational constraints data. Management of resultant data bases and documents in accordance with the established Space Shuttle payload integration process as negotiated in the Carrier Integration Plan in order to facilitate overall Shuttle mission integration and to ensure SPACEHAB cargo element compatibility and operator safety with the Space Shuttle for each SPACEHAB mission.

d. Development, utilization and maintenance of a Product Assurance Plan (DRL Line Item No.16) to assure the safety of personnel and to provide to the Government highly reliable SPACEHAB modules which conform to applicable quality and safety requirements.

e. For each SPACEHAB mission, representation to the Government of all matters regarding SPACEHAB cargo element flight safety, SPACEHAB payload and mission integration processes, and technical management of module and payload systems development. The Contractor representative(s) shall be the Government's point of contact for mutual exchange of correspondence, documentation, and data as well as for participation in telecons, meetings, working groups, and various other payload and mission support forums.

f. Contractor-provided training (including Contractor-provided equipment, documentation, and instruction) of flight crew and ground controllers assigned to each SPACEHAB mission in the operation of SPACEHAB module systems. Also, Contractor-coordinated training (including payload-provided equipment, documentation, and instruction) in the operation of each mission's complement of SPACEHAB payloads shall be conducted according to established NASA mission milestones shown in Figure
     1. Integrated Space Shuttle and SPACEHAB module systems training will be conducted at the NASA- Lyndon B. Johnson Space Center (JSC).

g. Coordination of direct Contractor and payload participation in the pre-mission Joint Integrated Simulation (JIS) process for each SPACEHAB mission. SPACEHAB cargo element support shall be provided from the NASA-JSC Mission Control Center (MCC) complex, specifically from the Payload Operations Control Center (POCC). The Contractor shall integrate any SPACEHAB payloads requiring remote POCC's into the JIS activity. Customer Support Room (CSR) areas in the MCC for SPACEHAB program and mission management support shall be utilized.

h. Analytical and physical ground integration, test and checkout services necessary to permit the fully integrated SPACEHAB module, with its payload complement, to go directly to the NASA-John F. Kennedy Space Center (KSC) Operations & Checkout (O&C) Building or Space Station Processing Facility
     (SSPF) for launch processing (except for late pad access items).

i. Personnel and equipment needed to install and remove payloads during SPACEHAB module late access, early retrieval and launch scrub turnaround activities. This support will be provided to KSC in response to Space Shuttle launch/landing requirements.

j. Coordination of direct Contractor and payload participation in flight operations (a.k.a. real-time pre-launch, ascent, on-orbit, descent, landing, and post-landing operations) associated with each SPACEHAB mission. This support will be provided from the MCC, specifically from the POCC and CSR areas. The Contractor shall integrate any remote payload POCC's (if required) into its real-time SPACEHAB POCC flight operations support activities for all mission phases.

k. Deintegration and disposition of payloads at the completion of each SPACEHAB mission.

l. Physical security at the appropriate level to protect proprietary data, hardware or processes during all SPACEHAB mission support phases.

m. A communication system for Personal Computers (PC's) accessible from NASA-JSC, NASA-KSC, the Contractor's offices in Virginia, Florida and Texas, and the Subcontractor's (Boeing Company) offices in Alabama and Florida. The communication system shall provide electronic mail (e-mail) connectivity and file transfer capability. Computer software shall be compatible with the PC core software load currently in use at NASA-JSC. Specific programs currently in use at NASA-JSC include Microsoft (MS) Windows 95 - Version 4.0a, MS Exchange - Version 4.0, MS Schedule (+) - Version 7.0a, MS Office 95 - Version 7.0b, Internet Explorer - Version 3.02, L View - Version 3.10, and Adobe Acroread - Version 2.1.

2.3  SUMMARY OF SPACEHAB MODULE RESOURCES

SPACEHAB module resources availability shall be a principal consideration in Contractor assessments of feasible flight manifests and in the development of associated payload integration and crew training milestones. To allow for international partner participation and commercial development of space, NASA will share module resources with the Contractor whenever possible on any SPACEHAB mission. The percentage of the module allocated to NASA and the Contractor shall be jointly determined on a mission-by-mission basis, and shall be based on gross ascent payload mass capability provided by the SSP. Gross ascent payload mass is the mass of the payloads on the mission, including integration hardware, support equipment or stowage accommodation hardware, as installed in the module for launch.

All other resources (volume, power, energy, crew time, etc.) shall be assumed to be divided initially in proportion to mass, with the understanding that the unique resource requirements of the individual payloads will be taken into consideration in the assessment process to assemble a mission complement that effectively integrates all payloads without exceeding the total resources allocated by the SSP for the mission.

The Contractor will be allowed to market to, and contract with, the international partners and the non-NASA sector for its portion of the module resources. In the event the Contractor is unable to market their apportioned share of resources, the Government shall not be liable for any portion of the Contractor's share of fixed expenses such as module and facility depreciation, maintenance, mission integration costs, etc.

The following resources are defined in detail in the SPACEHAB Experiment Interface Definition Document (IDD) (DRL Line Item No. 15) and shall be considered as the SPACEHAB resources available to the Government on any SPACEHAB mission:

a. SPACEHAB module internal volume. Except as constrained by (1) Space Shuttle ascent performance, (2) center-of-gravity considerations, and (3) the structural limitations of installed stowage accommodations, and to the extent that (1) approved payload manifest requirements exist and (2) the utilization of stowage capacity is operationally practical, the Contractor shall utilize all usable module stowage volume.

b.   External payload mounting area

c. SPACEHAB gross ascent and descent payload mass allocated to the Government. Manifesting more or less gross payload mass on any mission, up to the limits of Orbiter ascent performance, center-of-gravity limits, or module structural capability, is not precluded.

d.   AC/DC electrical power and energy

e.   Vacuum venting capability

f.   Video, command and data management capability

g.   Payload late access/early removal capability

h. Interface hardware including but not limited to: lockers, racks, adapter plates, "canoe" trays, and SOFT STOWAGE (R) hardware including bags of various sizes, straps and mounting plates to accommodate payloads to be flown in the SPACEHAB module.

i.   Active payload cooling capability

j. Payload-required ancillary equipment in current SPACEHAB inventories (standard wiring harnesses, connectors, fasteners, etc.)

The following table provides the NASA and Contractor resource allocations, by mission, for the missions covered in this contract.


                     Mass       NASA Allocation    Contractor Allocation
                  ----------  -------------------  ---------------------
Mission  Config.  Capability    %, (lbm), [kg]        %, (lbm), [kg]
-------  -------  ----------  -------------------  ---------------------
STS-95     SM      4800 lbm   55, (2640), [1197]     45, (2160), [980]
STS-96     LDM     9000 lbm   100, (9000), [4082]            0
STS-107    RDM     9000 lbm   82, (7380), [3347]     18, (1620), [735]

The Contractor shall provide and maintain the pressurized SPACEHAB modules for each mission. Depending upon payload requirements and mission manifest opportunity, the SPACEHAB module configuration may be: 1) a Single Module (SM) configuration (as flown on STS-95) with a maximum gross payload mass accommodation capacity of 4800 lb.; 2) a Logistics Double Module (LDM) configuration (as flown on STS-96) with a maximum gross payload mass accommodation capability of 9000 lb.; or 3) a Research Double Module (RDM) configuration (as flown on STS-107) with a maximum gross payload mass accommodation capability of 9000 lb. Note that the fully resourced RDM is in development and is not expected to be available for flight before October, 1999.

Active payloads (those requiring extensive ICD and safety packages, module electrical power, crew training, procedures and flight support), either bulkhead or rack mounted, are not precluded on any mission. Active payloads manifested on the STS-95 SM mission and any Research-class mission shall nominally constitute up to 80% of the total net ascent payload mass accommodated in the SPACEHAB module on those missions. Active payload content up to 100% is not precluded on any Research-class mission. Active payloads manifested on STS-96 LDM mission, and any Logistics-class mission, shall nominally constitute up to 20% of the total net ascent payload mass accommodated in the SPACEHAB module on those missions. Net ascent payload mass is the mass of the payloads, including Government Furnished Equipment (GFE) or Contractor-provided support equipment, less integration hardware or stowage accommodation hardware, as delivered to the Contractor for installation for launch.

The following table quantifies the SPACEHAB module resources which shall be available for the payloads defined in the STS-95, STS-96 and STS-107 MRAD's. Other special-purpose hardware, software and services are available as non-standard services (see Article H.8 of the contract). Generic module resource capabilities and allocations, (i.e. number of racks and lockers, power and heat rejection, data transmission rate and onboard storage, etc.) will be tailored to the specific payload complement requirements for each mission.

                SPACEHAB Module Resources Available to Payloads


                      SPACEHAB Single Module     Logistics Double        Research Double
                              STS-95                  Module                 Module
                                                      STS-96                 STS-107
Gross Payload               4800 [2177]            10,000 [4535]          10,000 [4535]
Capacity (lbm)         (internal + external)   (internal + external)  (internal + external)
[kg]
Gross Payload               4800 [2177]             9000 [4082]            9000 [4082]
Capability (lbm)       (internal + external)        (internal)             (internal)
[kg]
 Power  - on orbit           (2 SMCH)                (2 SMCH)               (4 SMCH)
     DC (Watts)                3150                    3150                   5500
 AC (Volt Amperes)              690                     690                   1380
 Heat Rejection  -             4000                    4000                   5500
 on orbit  (Watts)
   Vacuum Venting     1 Experiment Vent            1 EVV forward          1 EVV forward
                      Valve (EVV)                    1 EVV aft              1 EVV aft
   Data Downlink           low rate PDI        low rate PDI           - low rate PDI
                        (discrete, analog,     (discrete, analog,     (discrete, analog,
                      serial - 13 kbps total)  serial - 13 kbps       serial - 26 kbps
                      - RS-232 via Serial             total)          total)
                      Converter Units          - RS-232 via Serial    - KuSP Channel 2
                                               Converter Units        (2Mbps total)
                                                                        - KuSP Channel 3
                                                                         (48 Mbps total)
                                                                          - RS-232/422
                                                                           - Ethernet
                                                                       - MIL-1553 Data Bus
                                                                          - RAU Serial
                                                                      - LOS data
                                                                      record/playback
   Video Downlink        Video Switch Unit       Video Switch Unit      Video Switch Unit
                         - 8 module inputs       - 8 module inputs      - 8 module inputs
                         - camcorder power       - camcorder power      - camcorder power
                        - onboard monitors      - onboard monitors     - onboard monitors
                      - output to Orbiter      - output to Orbiter    - output to Orbiter
                      CCTV PL input            CCTV PL input          CCTV PL input
                      - selectable outputs     - selectable outputs   - selectable outputs
                      to video digitizer       to video digitizer     to video digitizer
 Commanding Uplink        - low rate PSP          - low rate PSP         - low rate PSP
                           (2 Kbps max.)           (2 Kbps max.)          (2 Kbps max.)
                                                                      - high rate KuSP fwd
                                                                      link (128 Kbps)
 Locker Capability            42 - 62                 27 - 61                 27-61
  Rack Capability     - 2 SH double or         - 4 SH double or       - 6 SH double or
                          single racks             single racks           single racks
                      - 1 ISPR may sub for a   - 1 ISPR may sub for   - 1 ISPR may sub for
                      SPACEHAB  rack via an    a forward SPACEHAB     a forward SPACEHAB
                                ISA              rack via an ISA        rack via an ISA
     Viewports                 0 - 2                   0 - 3                  0 - 3

NOTE: The number of lockers and racks that can be accommodated on any mission is dependent on locker and rack types and mounting locations and is determined during the mission complement analysis process.

2.4  ORBITER MIDDECK RESOURCES

The objective of the manifesting process is for the Contractor to stow the payload gross weight required by the contract in locations that most logically meet the late access/early retrieval or other requirements of the payloads. To accomplish this the Contractor shall request from the SSP PIM, if required, a sufficient number of Orbiter Middeck Locker Volumes (MLV's) to allow late stowage of payload items, installation of time-critical experiments or samples or, when dictated by module volume limitations, MLV's to bring the payload complement gross mass to contractually required values.

The Contractor shall integrate middeck payloads as part of the SPACEHAB payload complement using standard Space Shuttle Program processes, procedures and documentation as defined in NSTS 07700, Volume XIV, Space Shuttle System Payload Accommodations.

2.5  DESIGN REVIEWS AND PROGRAM STATUS

The Contractor is responsible for conducting reviews during the design and development process of a fully resourced RDM (under development) and the 27.14 inch SPACEHAB Tunnel segment identified in Section 3.1 and manufactured under this contract. During the design review process the Government shall be provided an opportunity to participate as observers in the design reviews and submit Review Item Discrepancies (RID's), if desired, pertaining to the Space Shuttle-to-SPACEHAB module interfaces and operations. Government participation in the review process shall not unilaterally impose new requirements on the design. NASA and other agency participation in these reviews does not constitute approval of the design nor certification as to its reliability.

The Contractor shall submit monthly Progress Reports (DRL Line Item No. 1) to the Government for its use in maintaining visibility of contract performance, current program status, technical accomplishments compared with planned activities, and areas of concern.

Beginning in December, 1997 monthly Mission Status Review meetings will be held by telecon between the Contractor and the Government. The reviews will be chaired by the SSP PIM for each mission with the COTR in attendance. Presentations from the Contractor will be made, and formal, in-scope action items assigned. Presentation material will be provided electronically or by facsimile prior to the meeting.

Beginning in January, 1998 quarterly SPACEHAB cargo element Contract Status Reviews will be held at locations mutually agreeable to the Government and the Contractor, and will be chaired by the COTR. Presentations from the Contractor will be made, and formal, in-scope action items will be assigned

3.0  SPACEHAB MODULE PERFORMANCE REQUIREMENTS

3.1  MODULE CONFIGURATION

The dimensions, mass, volume and other accommodations of the SPACEHAB module described in this section shall be such that they are contained within the Orbiter cargo bay and connect to the Tunnel Adapter or External Airlock hatch opening. The structural/mechanical interface between the SPACEHAB module and the Space Shuttle Orbiter shall consist of four longeron trunnions and one keel trunnion that shall attach to SSP-provided longeron and keel attach fittings. The cargo bay configuration for STS-95 is shown in Figure 2, and for STS-96 in Figure 3. The cargo bay configuration for STS-107 is TBD.

                [GRAPHIC OF STS-95 SPACEHAB CARGO BAY LOCATION]

















                                 C-9(a)

                [GRAPHIC OF STS-96 SPACEHAB CARGO BAY LOCATION]
















                                 C-9(b)

The Contractor shall provide, beginning with the STS-95 mission, a tunnel segment 27.14 inches long which shall interface with a tunnel segment or flex section, and the SPACEHAB module forward bulkhead.

For the STS-95 and STS-96 missions the complete structural/mechanical interface between the SPACEHAB SM, the LDM and the Orbiter shall be specified in ICD-A-21095, Shuttle Orbiter/SPACEHAB Cargo Element Interfaces, the SSP A-level Orbiter-to-SPACEHAB Interface Control Document (ICD). For the STS-107 mission the complete structural/mechanical interface between the RDM and the Orbiter shall be specified in ICD-A-TBD, Shuttle Orbiter/SPACEHAB RDM Cargo Element Interfaces.

NASA will utilize, either directly for a full complement of NASA-provided payloads, or in combination with the Contractor in a payload sharing arrangement, the full volumetric and/or mass capabilities of the SPACEHAB modules, to the extent allowable by center of gravity and ascent performance considerations.

The overall design of the single and double modules must minimize reduction in launch performance and complexity of physical integration into the Orbiter while maximizing manifesting flexibility and must be easily accessible from the Orbiter middeck when on orbit. Interior volume and external mounting area shall accommodate projected payload manifests. Foot restraints, handholds, air diffusers, and lighting shall be provided in appropriate locations in the module interior. A work station may be required to support specific payload requirements.

The SPACEHAB modules shall provide accommodations for items sized to fit standard Orbiter middeck lockers, and equipment designed to utilize standard middeck locker interfaces. Stowage of larger or irregularly shaped items through the use of non-standard interface hardware is not precluded. SOFT STOWAGE (R) system bags, straps and mounting hardware for passive stowage items shall be used wherever possible as a weight-saving measure, however, mass capability shall be determined by mission specific loading.

To return excess low density packing material from the ISS on Logistics missions the Contractor shall provide a stowage bag arrangement that may be stowed for ascent and deployed for descent.

Accommodations for SPACEHAB single or double racks shall be provided in the single module and in both segments of the double module. Rack mounting capabilities shall accommodate 19-inch wide experiment front panels conforming to EIA Standard RS-310-C. SPACEHAB racks, both single and double, shall be capable of being outfitted as SOFT STOWAGE (R) racks, capable of accommodating either Contractor-provided SOFT STOWAGE (R) bags or NASA-provided Collapsible Transfer Bags (CTB's).

The SPACEHAB modules shall have the capability to accommodate one International Standard Payload Rack (ISPR) on any mission through the use of a Contractor-provided ISS to SPACEHAB Adapter (ISA). Because of the specialized hardware required, the ISA/ISPR can only be installed in the Single Module or the forward segment of the LDM, in the Starboard Aft rack position. Other payload accommodations required include Z-axis viewing through one or more Government-provided view ports, vacuum vent capability, power, cooling, video and data management, late access/early retrieval of payloads from the modules, and ascent and descent power.

SPACEHAB payload translation aids and stowage systems shall be designed such that they do not preclude transfer of payloads to/from the module on the launch pad, or on-orbit, through the existing Space Shuttle middeck and airlock, Tunnel Adapter and External Airlock hatch openings.

Provisions shall be included in flight and ground crew training, procedures, module outfitting, and systems stowage to perform scheduled and unscheduled inflight maintenance of the SPACEHAB modules.

3.2  ENVIRONMENTAL CONTROL

The SPACEHAB modules shall preserve a crew habitable "shirtsleeve environment" when integrated with the Orbiter. Air temperature, surface temperatures, carbon dioxide concentration, air circulation, moisture condensation, contamination and humidity control shall be maintained to assure a safe environment for a minimum of two crew members working simultaneously and continuously, or for three to four crew members working for shorter periods. An environment comparable to that in the Orbiter middeck shall be maintained.

3.2.1  HEAT REJECTION

The SPACEHAB modules, when integrated into the Orbiter, shall reject heat from subsystems and payloads using module air flow or utilizing a forced air and/or liquid cooling system. The total SPACEHAB Single Module (STS-95) and limited resource LDM (STS-96) cargo element may require up to 6.0 kilowatts of active cooling on orbit and 1,500 watts during prelaunch, ascent, descent and post-landing phases of flight. The RDM (STS-107) cargo element may require up to 8.5 kilowatts of active cooling on orbit and 1.52 kilowatts during prelaunch, ascent, descent and post-landing phases of flight. Heat rejection shall be compatible with Shuttle Orbiter/Cargo Standard Interfaces, ICD-2-19001, and defined in ICD-A-21095 (STS-95/-96) and ICD-A-TBD (STS-107). The Contractor shall perform mission-unique thermal analyses as a part of the SPACEHAB Mission Performance Analyses (DRL Line Item No. 4) which verify that the SPACEHAB module and its manifested payloads can operate during routine mission situations at a cabin temperature between 65 deg. F and 80 deg. F, consistent with the cooling requirements of the payloads.

3.2.2  EXTERNAL THERMAL REQUIREMENTS

The SPACEHAB modules shall be compatible with the attitude-hold capability of the Orbiter which is defined in Section 6.1.1.2 of ICD-2-19001 and shall not require any on-orbit thermal attitude constraints in a fully operative mode. In the event of degraded performance of SPACEHAB subsystems, the Contractor shall not rely on Orbiter attitude control to prevent module external water line freezing.

3.2.3  VACUUM VENTING

3.2.3.1  MODULE VENTING

For safety, the capability to vent the module internal atmosphere to space shall be provided and shall be capable of activation by the crew from the safe haven of the Orbiter.

3.2.3.2  PAYLOAD VENTING

The SPACEHAB modules shall provide a capability to allow multiple payloads on any mission to be exposed to a controlled vacuum environment. This will be an on-orbit operation performed by the crew and shall not jeopardize the safety of the flight crew, degrade or endanger the module, its systems, or other payloads on the mission.

3.3  POWER

The SPACEHAB Single Module (STS-95) and LDM (STS-96), when integrated into the Orbiter, shall be capable of accommodating two (2) Orbiter power feeds to supply up to 3.5 kilowatts of continuous and 6 kilowatts peak DC power during on-orbit (payload bay doors open) operations. Accommodations on both power feeds for switching of power to the module shall be provided by the Contractor. In addition, the SPACEHAB modules identified above shall accommodate 690 volt-amps (VA) continuous and 1,000 VA peak AC power during on-orbit (payload bay doors open) operations from auxiliary feeds. For ascent and descent, the module shall accommodate 1.3 kilowatts of DC power only. Refer to ICD-A-21095 for details. The module shall provide these standard services to numerous interface locations as needed to meet the payload requirements defined in each mission-specific MRAD (DRL Line Item No. 14). All payload locations shall be accessible to these accommodations and easily integrated.

The SPACEHAB fully resourced RDM (STS-107), when integrated into the Orbiter, shall be capable of accommodating four (4) Orbiter power feeds to supply up to
7.0 kilowatts of continuous and 12.0 kilowatts peak DC power during on-orbit (payload bay doors open) operations. Accommodations on power feeds for switching of power to the module shall be provided by the Contractor. In addition, the SPACEHAB RDM shall be capable of accommodating 1380 volt-amps
(VA) continuous and 2,000 VA peak AC power during on-orbit (payload bay doors open) operations from auxiliary feeds. For ascent and descent, the module shall accommodate 2.6 kilowatts of DC power only. Refer to ICD-A-TBD for details. The module shall provide these standard services to numerous interface locations as needed to meet the payload requirements defined in each mission-specific MRAD (DRL Line Item No. 14). All payload locations shall be accessible to these accommodations and easily integrated.

The power system design for safety critical systems and subsystems shall comply with the applicable redundant electrical power and failure requirements of the Safety Policy and Requirements for Payloads using the Space Transportation System, NSTS 1700.7B. Specifically, a Main Power Kill command shall not remove power permanently from safety-critical module AC powered equipment (ARS and Cabin fans and dual water circulation pumps). If fans and/or water pumps are powered by the SPACEHAB inverters when the power kill function is initiated, the capability shall exist to switch the power source for fans and water pumps to Orbiter AC power from a location outside the module.

3.4  COMMAND AND DATA MANAGEMENT SYSTEMS

All SPACEHAB cargo elements shall be compatible with the existing Orbiter command and telemetry systems and utilize those services currently provided as standard payload accommodations. The SPACEHAB modules shall provide a Command and Data Management system that is capable of performing, as a minimum, the following functions:

3.4.1  ORBITER-TO-MODULE SERVICES

3.4.1.1  MONITORING AND CONTROL

Provide the capability within the Orbiter crew compartment for sufficient monitoring and control of the module subsystems to perform time critical and safety critical operations without requiring access to the module itself. Provide capability to monitor module status during all phases of flight and ground operations when the module is powered. This capability requires that module systems be adequately instrumented to allow monitoring not only of safety critical functions such as fire detection and suppression, and cabin pressure, but also of mission success-related functions which control routine module-to-payload interfaces and services such as power to payload lockers and racks.

SPACEHAB module systems health parameters capable of being monitored from the Orbiter aft flight deck must also be capable of being monitored from within the module. A Government-furnished Payload and General Support Computer (PGSC) shall be used to provide this capability.

3.4.1.2  COMMAND AND DATA

For any module configuration, provide the capability for the module systems and payload data to be included in the Orbiter downlink telemetry and if required, to the Orbiter Multifunction Cathode ray tube Display System (MCDS). Uplink command capability to SPACEHAB module systems and payloads shall be provided.

3.4.1.3  FLIGHT CREW COMMUNICATIONS

Provide the capability to interface with the Orbiter Air-to-Ground and crew compartment intercom systems.

3.4.1.4  CLOSED CIRCUIT TELEVISION (CCTV)

Provide the capability to interface with the Orbiter CCTV system for remote television capability in any module configuration. Services shall also be provided by the module to utilize Orbiter camera systems (camcorders).

When dictated by payload requirements, video switching capability shall be provided in any SPACEHAB module configuration to allow selection of one output to the Orbiter CCTV system from multiple payload or module cameras. All module configurations shall be capable of providing digital video downlink capability as a standard SPACEHAB system service, if required by one or more experiments.

If the SSP defines a requirement on any mission to view the payload bay area behind the SPACEHAB module the Contractor shall install Orbiter CCTV cameras external to the module and located on the aft bulkhead using GFE installation hardware and cameras.

3.4.1.5  CAUTION AND WARNING (C&W)

All module configurations shall be compatible with the Orbiter C&W system for safety critical status.

3.4.2  MODULE-TO-PAYLOAD SERVICES

3.4.2.1  MONITORING AND CONTROL

Provide control and monitoring capability for payloads through the use of standard Space Shuttle Orbiter laptop computers, e.g. the PGSC, in order to standardize the crew-to-payloads interface.

3.4.2.2  COMMAND AND DATA

For any module configuration, to the extent that payload data is required by the JSC POCC, and is within the standard SPACEHAB data system capabilities, provide services for inclusion of payload data in the SPACEHAB cargo element data stream to the Orbiter downlink telemetry systems. Uplink commanding between the JSC POCC and SPACEHAB payloads shall be provided when required.

3.4.2.3  ONBOARD RECORDING

Provide an interface to the Orbiter Payload Recorder for onboard recording of payload data.

3.4.2.4  TIMING SIGNALS

Provide the appropriate timing signal services for payload use. This shall include, but not be limited to, Orbiter Mission Elapsed Time (MET) and Greenwich Mean Time (GMT) signals.

3.5  ELECTROMAGNETIC INTERFERENCE/COMPATIBILITY (EMI/EMC)

All SPACEHAB cargo elements shall be compatible with the EMI/EMC requirements as specified in ICD-2-19001. Additional requirements are as follows:

a. The SPACEHAB modules shall be capable of tolerating Ku-Band external radiation with no operational constraints on the Space Shuttle and without sustaining performance loss or degradation.

b. The Contractor shall be responsible for insuring that the payload complement meets all specifications for EMI/EMC between the payload and the Orbiter, the payload and the module and between payloads within the module and shall so certify. This certification is required by NASA as part of the overall SPACEHAB certification for flight.

3.6  EXTRAVEHICULAR ACTIVITY (EVA) COMPATIBILITY

All SPACEHAB cargo elements shall be compatible with Space Shuttle EVA design requirements contained in NSTS 07700, Volume XIV, Appendix 7, System Description and Design Data - Extravehicular Activities including the interim sharp edge policy for payloads contained in NASA-JSC letter MT2-96-170 dated November 20, 1996, with enclosure letter XA-96-177. The modules, with any external payloads installed, shall not preclude EVA access to the Orbiter payload bay door contingency work areas with the payload bay doors closed. The Contractor shall treat as out-of-scope any payload requirement violating this restriction and contact the COTR before performing an accommodations analysis.

The module shall be compatible with existing EVA capabilities and EVA planning. The existing ISS Tunnel Adapter or External Airlock will be used to provide an egress/ingress location for EVA.

4.0  CONTRACTOR INTEGRATION AND OPERATIONS RESPONSIBILITIES

The Contractor shall put in place and support a two-tier integration and operations process for these missions. The Contractor shall be responsible under this contract at the payload level (Level III) for integration of the NASA-provided payload complement, and at the cargo element, or carrier level (Level II) for mission integration of the module and its complete payload complement, NASA-provided as well as Contractor-provided.

The Contractor's principal day-to-day Level II and III interface with the Government for each mission is the SSP PIM. The PIM collects payload requirements, defines and manages SSP mission resources within the confines of a Carrier Integration Plan (CIP), and oversees the development and maintenance by the Contractor of an integrated payload complement. The PIM chairs an SSP IPT and other meetings as required to assure the technically complete and timely integration of the payloads and the cargo element.

Figure 4 is a process flow chart for Research-class missions, and Figure 5 is a flow chart for ISS Logistics-class missions showing how payload requirements are collected and combined, from the payload to the mission level, and the documentation and processes used to accomplish a coordinated and controlled flow of requirements into the SSP. Also shown is the relationship of the payload process with the SSP carrier, or cargo element, integration process.

4.1  PAYLOAD (LEVEL III) INTEGRATION

4.1.1  PAYLOAD COMPLEMENT DEFINITION

Beginning at approximately 15 months prior to launch the Government, through the COTR, shall identify to the Contractor, in the form of the ISS MIP or PRD's for NASA-sponsored payloads and PRD's for Spacehab Inc.-sponsored payloads, the prioritized list of candidate payloads to be accommodated on each mission. The PRD's and PRD changes are jointly signed by the SSP PIM and the NASA Payload Manager. The ISS MIP and MIP changes are jointly signed by the SSP Flight Manager and the ISS Launch Package Manager. Both the PRD and the MIP are under SSP configuration control. Periodic updates to the payload complement through revisions to the PRD's and MIP can be expected from the COTR as the mission integration process progresses.

4.1.2  PAYLOAD ANALYTICAL INTEGRATION

The Contractor shall perform the following tasks for each NASA-provided payload, in accordance with the processes defined in the MIOMP (DRL Line Item No. 9):

a. Develop a core SPACEHAB-to-Payload Interface Control Agreement (ICA) (DRL Line Item No. 6). Complex, active payloads shall utilize an Interface Control Document (ICD) with ICD Appendix A (Ground Operations Interface Requirements); ICD Appendix B (Safety/Verification Requirements); and ICD Appendix C (Flight Operations Interface Requirements), as required. Less complex, passive payloads shall use Stowage Interface Agreements (SIA's) or Payload Transfer Agreements (PTA's), as appropriate for the requirements of the payload. ICA's and revisions are signed by the Contractor and the organization responsible for payload development and delivery, with concurrence by NASA, if desired.

b. Prepare payload Safety Analyses and Hazard Reports (DRL Line Item No. 7). These are submitted to the NASA Payload Safety Review Panel as required by the multi-phased safety review process.

c. Develop payload stowage requirements. For ISS Logistics missions this includes developing requirements, processes and procedures for moving each ascent payload from its stowed location in the SPACEHAB module or Orbiter middeck (if applicable) to its stowed location on the ISS. Descent payloads assigned to the Contractor shall reverse the process, moving from the ISS stowed location to the module or middeck stowed location.

d. Perform analyses of all payload test/analytical data as it pertains to the physical (structural) and environmental (thermal, acoustics, EMI/EMC) interfaces with the SPACEHAB Module.

e.   Validate payload-provided safety and interface verification products.

To assist in Government and Contractor assessments of the mission feasibility of SPACEHAB payloads, the Contractor shall maintain and provide to the Government a generic Payload Interface Definition Document (IDD) (DRL Line Item No. 15) which shall define all payload to SPACEHAB module interfaces.

                [FIGURE 4 - SSP PROCESS FLOW - RESEARCH MISSIONS]




















                                 C-15(a)

In order for the Government to maintain cognizance over the individual experiments, the Contractor shall develop and maintain payload specific Interface Control Agreements (ICA's) (DRL Line Item No. 6). The payload specific ICA's shall be organized such that they address, item by item, the interface requirements set forth in the IDD.

4.2  CARGO ELEMENT (LEVEL II) INTEGRATION

4.2.1  MISSION PAYLOAD COMPLEMENT DEFINITION

Using the mission complement analysis selection process defined in the MIOMP (DRL Line Item No. 9), and the prioritized candidate payload lists in the ISS MIP or PRD's, the Contractor shall perform an assessment of the total payload complement, NASA-sponsored and Contractor-provided, at the individual payload level, assessing volume, mass, power and other resource requirements of each individual payload against the requirements of the other payloads on the mission, and the total resources available from the SSP. The goal of the selection process shall be to arrive at a complement of payloads which most closely meets the gross payload mass allocated to each user without exceeding the total Orbiter resources available to the Contractor from the SSP for the mission. The Contractor shall recommend an optimum total payload complement, if one is clearly superior. If no complement is clearly superior, the Contractor shall assess rational combinations of potential payloads until an optimum total complement is reached.

To document the mission payload complement definition process the Contractor shall prepare and present a formal baseline mission manifest briefing to the SSP R&L IPT. Results of the Contractor's assessment, including all assumptions and data sources used to develop the complements, shall be documented as part of the baseline MRAD (DRL Line Item No. 14). The Contractor shall maintain on file the individual payload data used in the baseline assessment until the baseline ICA for each payload is signed. The data shall be available to the SSP PIM on request.

The Contractor shall develop and maintain for each mission an integrated MRAD (DRL Line Item No. 14) which identifies and assesses candidate payload integration and operation requirements and the associated SPACEHAB module (and Shuttle middeck, if applicable) resource requirements and constraints necessary for integration and flight of all candidate payloads for each mission. Integration issues and recommended solutions (with assumptions, guidelines, data sources and analysis tools used to reach a solution) will be clearly identified. This document serves as the integrated payload requirements and SPACEHAB resource allocation control document for all payloads assigned to the Contractor on each mission. The MRAD is approved by the SSP as a Category I deliverable document, and is under Contractor configuration control with changes approved by the SSP.

After the mission complement is baselined by the Government, the Contractor is responsible for the definition, development and configuration control of all integration documentation for the middeck payloads (if any) and the cargo element.

For the payload complement approved by the SSP R&L IPT and documented in the appropriate PRD, ISS MIP and MRAD, the Contractor shall perform payload and cargo element analytical and physical integration in accordance with the processes defined in the MIOMP (DRL Line Item No. 9).

4.2.2  CARGO ELEMENT INTEGRATION

The Contractor shall perform the following cargo element integration tasks for the NASA Space Shuttle Program in accordance with the processes defined in the MIOMP (DRL Line Item No. 9):

a. Develop and submit to the SSP the required CIP Addendum and associated CIP Annex data for each mission as it pertains to cargo element requirements for Shuttle resources.

b. Integrate all payload flight and ground safety data into mission safety data packages (Phase 0/I, II, III, and deltas, as required) for review by the NASA Flight and Ground Payload Safety Review Panels.

c. Represent the SPACEHAB module and all payloads to the Space Shuttle Program at all NASA payload integration process forums and meetings, including payload safety reviews, for each mission.

d. Develop and implement an integrated Mission Training Plan (DRL Line Item No. 2) which includes documentation of all requirements for payload flight crew training, scheduling of all payload crew training sessions with the NASA Training Coordinator, coordination of all related familiarization and hands-on training with the appropriate payload sponsor organization, and coordination and conduct of all integrated timeline training sessions at the SPACEHAB Payload Processing Facility (SPPF) in Cape Canaveral, Florida.

e. Coordinate the use of facilities at NASA-JSC for crew training in the CCT or FFT, if required.

f. Using technical and operational information provided by the payload organizations, develop and produce flight qualified Experiment Operations Checklists (EOC's) (DRL Line Item No. 10) for each payload for onboard use by the flight crew. All EOC's will be developed in compliance with JSC-08969, Crew Procedures Management Plan, as modified by a NASA/SPACEHAB Memorandum of Agreement dated April, 1995.

g. Develop payload crew activity timeline inputs for inclusion by NASA in the integrated Shuttle Flight Plan.

h. Receive and physically integrate payload hardware into the SPACEHAB module or Orbiter middeck (if required), including manufacture of foam cushions as required. It is the responsibility of the payload provider, Principal Investigator, or NASA to arrange and fund shipping to the SPPF. Actual turnover of flight hardware will occur at the SPPF or at NASA-KSC (for middeck items).

i. Support NASA-KSC preflight and postflight ground processing activities for middeck payloads (if any) assigned to the Contractor, and the SPACEHAB cargo element.

j. Provide on-orbit module resources sufficient to operate the module and payloads under design conditions and in the microgravity environment of space

k. Support payload flight operations from the NASA-JSC Mission Control Center, including coordinating the support of remote payload POCC's (if required).

l. Physically deintegrate payload hardware from the module and return it to the payload provider, Principal Investigator, or NASA-JSC. Actual turnover of the hardware will occur at the SPPF, NASA-KSC, or Area A at Dryden Flight Research Center (DFRC). It is the

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     responsibility of the payload provider, Principal Investigator, or NASA to arrange and fund shipping to a home site.

m. Provide a post-flight Mission Summary Report (DRL Line Item No. 8) providing a summary, to the payload level, of the mission, including each payload's performance in relation to its objectives.

Except for complex rack or bulkhead-mounted payloads previously unflown on either Spacelab, the Orbiter middeck, or SPACEHAB, which would require the Contractor to develop unique payload-to-module integration hardware, or require the Government to lease Contractor-owned special experiment support items identified in Article H.8 of the contract, all payload integration and operation services shall be considered standard services and within the scope of this contract.

4.2.3  CARGO ELEMENT INTEGRATION DOCUMENTATION

The Contractor shall provide the products and services to support NASA in the integration of the SPACEHAB cargo element into the Space Shuttle, or individual payloads into the Orbiter middeck (if required), as defined in the standard Space Shuttle payload integration process (reference NSTS 07700, Volume XIV, Space Shuttle System Payload Accommodations). The Contractor shall provide to NASA the technical and programmatic data necessary to facilitate timely development of the SPACEHAB/Shuttle Interface Control Document, ICD-A-21095 (for the SM and LDM) and ICD-A-TBD (for the RDM), a core Carrier Integration Plan (CIP), mission-specific CIP Addenda, all relevant CIP Annexes, and Payload Safety Data Packages.

The CIP and its mission-specific Addenda shall be jointly approved by the Space Shuttle Program and the Contractor. CIP and CIP Addendum Change Requests (CR's) shall be jointly reviewed and approved through the SSP CR process. CIP annexes and unique ICD (or ICD addendum) changes shall be jointly approved by the SSP and the Contractor. SSP configuration control shall be initiated upon signature approval.

The NASA-JSC shall maintain configuration control of the documentation cited in this section in accordance with Mission Integration Control Board Configuration Management Procedures, NSTS 18468, with the exception of the Launch Site Support Plan Annex, which will be maintained by the NASA-KSC in accordance with Instructions for KSC Crew Procedures Configuration Control Board Operations, KSC K-CM-04.2.

The Contractor shall support regular and special SSP Mission IPT meetings, SSP R&L IPT meetings, and all major Shuttle Payload Integration Milestones (e.g. Cargo Integration Reviews, Flight Planning and Stowage Reviews, Flight Operation Reviews, Flight Readiness Reviews. Payload Flight and Ground Safety Reviews, etc.) with the required technical and operational data.

The Contractor shall maintain current the existing SPACEHAB Systems Data Book (DRL Line Item No. 3) and will provide all necessary data to support maintenance of the current NASA/SPACEHAB Systems Handbook.

4.3   FLIGHT DESIGN SUPPORT

The Contractor shall support NASA in the production of the integrated flight design for each SPACEHAB mission by providing cargo element data such as physical configuration, mass and volume, electrical power and energy requirements, orbiter attitude requirements and crew time utilization. Additionally, it is a requirement that the SPACEHAB module not impose any operational constraints or special requirements (e.g., launch window constraints, orbital altitude or inclination constraints, etc.) on the SSP flight design process.


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4.4   MISSION TRAINING SUPPORT

The Contractor shall be responsible for planning and implementing an integrated training program for the SPACEHAB cargo element, to train flight crew and ground personnel for each mission. The training program for each mission shall include participation by the Orbiter flight crew, the SPACEHAB Flight Control Team, JSC-Mission Operations Directorate personnel and payload developers and shall be documented by the Contractor in a Mission Training Plan (MTP) (DRL Line Item No. 2) and in CIP Annex 7.

4.4.1   SPACEHAB SYSTEMS TRAINING SUPPORT

The SSP is responsible for the training of flight crews and ground support personnel in the operation and maintenance of SPACEHAB module to Space Shuttle systems interfaces. As such, the SSP shall develop detailed crew training schedules and plans in conjunction with the Contractor for use in each SPACEHAB mission's training cycle. The SSP is also responsible for Shuttle Mission Simulator (SMS) training of the integrated Space Shuttle and SPACEHAB module system.

Module systems training shall be performed by the Contractor at JSC where practical; otherwise, at other locations convenient to NASA/Contractor mission preparation activities and schedules. As a minimum, the Contractor shall be required to provide the following module systems training functions:

a. Systems familiarization briefings in the classroom covering nominal and off-nominal systems operations and maintenance.

b. Hands-on instruction in SPACEHAB module systems operations and maintenance using desktop computer trainers, module mockups, and one or more flight modules as appropriate to the training task. This hands-on training shall nominally precede SMS training, and shall include module systems up to Orbiter interfaces, as well as module/Orbiter systems interactions.

c.   Participation in SMS joint integrated mission training sessions.

d. Instructional training documentation and material as appropriate to the training task.

e. Coordination of integrated training plans and schedules with NASA to avoid schedule conflicts and assure proper lesson content, consistent with the MTP (DRL Line Item No.2).

f. Updates to module data and contractor-provided training hardware as required to maintain a mission-specific training environment for each of the training aids/mockups defined in paragraph 4.4.3 below.

4.4.2   SPACEHAB PAYLOAD TRAINING

The Contractor shall be responsible for the training of flight crews and ground support personnel in the operation and maintenance of NASA-provided SPACEHAB payloads and their Contractor-provided mission support equipment.

This training may be performed directly by the Contractor or may be performed by individual payload providers, but in either case, the overall responsibility for effective SPACEHAB payload/logistics training rests with the Contractor. Training shall be located/consolidated so as to limit requirements for NASA personnel travel. The Contractor shall coordinate training plans and


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schedules with NASA to avoid schedule conflicts and assure proper lesson content, consistent with the MTP (DRL Line Item No. 2). As a minimum, this training shall include:

a. Development and provision of training curricula and reference material which have been previously verified by the Contractor as adequate to accomplish the predetermined objectives of the training lesson.

b. Provision of payload operations flight procedures and timelines which have been previously verified by the Contractor as technically correct and operationally achievable.

c. Provision of integrated payload operations training in a simulator or flight unit as appropriate. The training environment shall include high fidelity internal SPACEHAB cabin, payload, and support equipment configurations which are representative of a flight environment. Additionally, there shall be adequate availability of ground resources such as power, cooling, and data management to conduct integrated payload operations timelines. Where payloads assigned to the Contractor are located in the Orbiter middeck or flight deck for any phase of the mission, and have extensive interaction with Orbiter operations and/or controls and displays, the Contractor shall consider requesting the use of the SSP Crew Compartment Trainer or Full Fuselage Trainer located at NASA-JSC for integrated payload training. Where payloads assigned to the Contractor are transferred to or from the ISS the Contractor shall consider requesting the use of ISS trainers located at NASA-JSC for payload transfer training.

d. Provision of training to SPPF ground personnel on a mission-specific basis of the unique handling requirements of late access and early retrieval payloads. Training and certification for vertical installation or removal of payloads using the KSC-provided Module Vertical Access Kit
     (MVAK) is included.

e. Assistance to the NASA training team in the development of training plans for joint integrated simulations.

4.4.3   TRAINING AIDS AND MOCKUPS

The Contractor shall obtain and provide training aids for use in SPACEHAB operator training and flight procedures development. The Contractor shall provide for routine maintenance of the aids as required to keep them in the current configuration for the mission being trained, and at an acceptable level of fidelity for the type of training being performed. A brief description of each required training aid follows.

a. For use with the NASA SMS located at NASA-JSC, existing high fidelity, flight-like SPACEHAB Display and Control (D&C) panels which interface with the Orbiter subsystem (e.g., environmental control and life support, data management, fire suppression, and electrical power). Additionally, the Contractor shall provide the necessary data to develop SMS visual models and functional math models of the SPACEHAB structure, systems, and subsystems.

b. For use in the NASA-JSC Sonny Carter Neutral Bouyancy Laboratory (NBL), the existing structural mockup of the SPACEHAB single module compatible with NBL requirements, to support EVA crew training.

c. The existing high fidelity trainer for SPACEHAB module systems, subsystems, payloads, and support equipment, located at the SPACEHAB Payload Processing Facility (SPPF), Cape Canaveral, Florida. This trainer shall be used, where appropriate, for procedure validation and simultaneous training of two mission specialists for integrated payload operations. It must be capable of being configured as either a single or double module, and of interfacing



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     with payload high fidelity mockups, engineering development units, or actual flight hardware to ensure the highest quality integrated orbital procedures training in module systems and payload operations. Interfaces to flight hardware shall not degrade the operation, functionality, or flight status of the flight hardware. The mockup shall have internal dimensions and clearances which are consistent with those within the flight single and double modules.

d. The Contractor shall provide configuration control and maintenance of the existing SPACEHAB Intelligent Familiarization Trainer (SHIFT) located at NASA-JSC. The Contractor shall provide workstations as required for software maintenance. The Government will provide computer workstations as required for NASA ground and flight personnel training.

e. For the STS-95 and STS-107 research missions the Contractor shall coordinate with the provider of each experiment payload on the mission for a full-scale visual representation (photo, drawing, or 2-D mockup) of the experiment front panel for use by the flight crew as a training aid during Joint Integrated Simulation's (JIS's).

The insitutional safety requirements that are required for this contract are restricted to the training and mockup provisions of subparagraphs b. (hardware) and e. (software) above. Because these mockups and trainers fall within the province of JMI 8830.1, "Facilities Baseline Documentation," system safety requirements are applicable. To insure compliance with pertinent NASA policies and requirements and Federal, State, and local regulations for safety and health, environmental protection, and emergency preparedness, the Contractor will develop and implement a safety and health program in accordance with a Safety and Health Plan (DRL Line Item No. 11) as approved by NASA.

4.5   SPACEHAB MODULE SYSTEMS, CONFIGURATION AND STOWAGE DATA

The Contractor shall provide the Government with a SPACEHAB Systems Data Book (DRL Line Item No. 3) that is an accurate and comprehensive source of module systems operational data. These data shall be used by the Government for development of procedures, operational limits, flight rules, preflight mission design, and as flight reference material.

Because of the rapidly changing nature of payload manifests, especially on Logistics-class missions, and the approximate 30 day development, printing and distribution cycle of the printed MRAD, the Contractor shall develop and maintain current on the Internet an electronic version of the MRAD (DRL Line Item No. 14) containing SPACEHAB module systems data and data for all payloads that are assigned by the COTR to the Contractor for integration or assessment as candidates for SPACEHAB cargo element or middeck accommodations. The electronic MRAD shall be maintained by the Contractor in a read-only mode with current module systems and payload data on a mission-by-mission basis. The data content shall reflect dynamic and frequently-used information such as module layout drawings, resource allocation spreadsheets, and technical and systems data. As an added feature, the Contractor shall investigate including a secure "Status Note" function requiring password access in each mission's file as a place for Contractor and NASA managers to post status information on payload/mission integration activities. This data will be used by the Contractor and NASA in supporting the identification and integration of specific payload complements, and to aid in the integration effort required for SPACEHAB mission level cargo element manifesting.

This information shall reside in an electronic format accessible by personal computers located and configured as described in Section 2.2.n.

On a mission specific basis, the Contractor shall provide the Government with integrated SPACEHAB Mission Performance Analyses (DRL Line Item No. 4) which contain the technical

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data necessary to provide the Contractor and the Government with an understanding of the mission-unique performance parameters of the SPACEHAB systems, all module payloads, and the integrated SPACEHAB cargo element.

The Contractor shall provide to the Government a SPACEHAB cargo element Configuration Management Plan (DRL Line Item No. 5). This document shall provide the Government with insight into the Contractor's hardware/software configuration management system for the SPACEHAB and its payload interfaces.

The Contractor shall include in the Mission Integration and Operations Management Plan (MIOMP) (DRL Line Item No. 9) a section describing the process by which payloads are stowed, and may be identified and located during all phases of flight for both Research and Logistics-class missions.

4.6  SPACE SHUTTLE PROGRAM FLIGHT DOCUMENTATION

The Contractor is responsible for supporting the SSP in the generation of the flight procedures, malfunction data, support documentation, and the integrated mission timeline for each mission. As a minimum, the Contractor is responsible for the following:

a. SPACEHAB module systems operations flight documentation shall be jointly developed by NASA and the Contractor. The SPACEHAB MIOMP (DRL Line Item No. 9) defines the roles and responsibilities for all operations documentation products that must be developed by the Contractor. The MIOMP addresses all the development, configuration control, verification, and Flight Data File production aspects including schedules for these products, and is approved by NASA.

b. All integrated SPACEHAB module systems/Shuttle flight procedures, mission timelines and SPACEHAB module system flight procedures and associated changes shall be the responsibility of NASA/JSC with appropriate inputs from the Contractor through the standard integration documentation process as defined in paragraph 4.9. All joint ground procedures will be jointly defined and approved and shall be documented in the appropriate CIP Annexes.

c. All SPACEHAB payload flight procedures and timelines shall be the responsibility of the Contractor to develop and produce as defined in the MIOMP (DRL Line Item No. 9). All procedures shall meet the Space Shuttle crew procedures preparation and production standards. The NASA-generated flight plan shall be the overall controlling document and the Contractor-generated payload timelines must operate within the crew time allotted by the flight plan.

d. Results of the Contractor's control process, procedure validation process and documentation production process must be reviewed by the NASA-JSC Crew Procedures Control Board periodically to ensure timely product delivery and coordination with other mission documentation.

e. All Contractor-generated documentation is required to be a part of the flight specific Flight Operations Review (FOR) package and is subject to all changes approved by the FOR Board without additional approval by the Contractor control process.


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4.7  SPACEHAB INTEGRATION FACILITY

The Contractor shall be responsible for SPACEHAB module maintenance and ground processing, and payload integration into the module, in a Contractor-provided facility, the SPACEHAB Payload Processing Facility (SPPF) at Cape Canaveral, Florida, and shall provide the personnel and GSE to accomplish these operations.

4.8  SPACEHAB MISSION SUPPORT

The Contractor shall support real-time mission operations for the SPACEHAB cargo element by providing a SPACEHAB Flight Control Team that is trained and operates in conjunction with the Space Shuttle Flight Control Team. The SPACEHAB Flight Control Team shall participate in Joint Integrated Simulations (JIS's) conducted by NASA from the NASA-JSC Mission Control Center POCC and the Customer Support Room (CSR), conducted by NASA, to perform integrated mission training. The Contractor shall support real-time operations with this same team, as defined in Section 5.2 of this Statement of Work.

The Contractor shall develop a Mission Support Handbook (DRL Line Item No. 17) for each mission to provide NASA, the Contractor's Flight Control Team and the payload developer community with a convenient, consistent and complete reference document for use during JIS's and real-time mission operations.

5.0  INTEGRATED OPERATIONS

5.1  INTEGRATED OPERATIONS PLANNING

In addition to identifying the SPACEHAB cargo element operational requirements and constraints in the appropriate SSP integration documentation, the Contractor shall develop, maintain and utilize the SPACEHAB Mission Integration and Operations Management Plan (MIOMP) (DRL Line Item No. 9).

This plan shall identify and define all the various operations processes, schedules, and interface requirements used by the contractor to manifest and integrate payloads for a mission, prepare the SPACEHAB module and its payload complement for flight, support orbital operations, manage the associated data, and return payloads to their sponsors post flight. This plan shall be approved by the COTR and shall describe the following principal functions:

a.   Payload manifesting and integration

b.   Space Shuttle Program mission integration support

c.   Payload flight operations documentation preparation

d.   SPACEHAB module systems and payload operations training

e.   Ground facility utilization

f.   Data management

g.   Simulations and mission operations training and support

h. Stowage management (including on-orbit logistics support for Logistics-class missions)


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5.2  GROUND OPERATIONS

Because of the potential for unforeseeable launch delays in the Space Shuttle Program launch schedule, changes to projected launch dates are likely to occur and are recognized as being beyond the Contractor's ability to control. The effort required by the Contractor to adjust his ground operations schedules and processes to those in support of SSP ground processing shall be considered to be within the scope of this contract, unless the total contract period of performance is lengthened, or unless SSP schedules do not allow the Contractor at least 45 working days in the SPPF for processing Logistics-class modules between consecutive missions, or 60 days for Research-class modules between consecutive missions.

5.2.1  CONTRACTOR PAYLOAD SUPPORT

In preparation for and execution of payload-to-SPACEHAB module integration and deintegration the Contractor shall provide the following services at the SPPF in Florida and in the pressurized volumes of the Space Shuttle and SPACEHAB at the launch pad and landing site.

a. Coordination of pre- and post-mission shipping and receiving of payload flight and training hardware to and from the SPPF.

b. Provision of Customer Work Areas in the SPPF with the necessary security, and administrative and laboratory equipment to control, store and prepare for flight payload parts or components, scientific research materials and supporting equipment.

c. Integration of payload and payload interface hardware into the SPACEHAB module and deintegration of the same following the module's post-flight return. This includes provision of payload late access and scrub turnaround services at the launch pad, and early retrieval services at the primary and first alternate landing sites. It also includes coordination with NASA-KSC for installation and removal of any payloads which must fly in the Orbiter middeck.

5.2.2  LAUNCH SITE INTEGRATION

All Space Shuttle payload and cargo element integration operations and testing at the launch and landing site are scheduled and controlled by NASA-KSC Payload Operations personnel.

5.2.3  CONTRACTOR KSC SUPPORT

The Contractor shall support the Orbiter-to-SPACEHAB cargo element interface verification and launch processing with personnel and GSE. Procedure inputs shall be provided in accordance with KSC procedure development schedules and reviews and meetings as stated in the KSC Launch Site Support Plan.

5.2.4  DELIVERY TO KSC

The Contractor shall transport the SPACEHAB module from the SPPF to KSC and deliver it to the O&C or SSPF for vertical installation into the Orbiter in support of KSC requirements.

5.2.5  KSC FACILITY COMPATIBILITY

The SPACEHAB flight hardware and any Contractor-supplied GSE to be used at KSC in support of SPACEHAB module installation, integration and launch processing shall be compatible with existing KSC facility resources and capabilities as defined in NSTS 07700, Volume XIV, Appendix 5 - Systems Description and Design Data - Ground Operations. Any needed changes shall be defined and funded by the Contractor.



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5.2.6  FIT CHECKS

The Contractor shall support fit checks as required by the CIP at KSC for any Contractor-provided flight item that has been approved by the SSP for middeck installation into the Orbiter. New or modified equipment to be installed by the crew for the first time on orbit must be fit checked prior to flight (e.g., at the Crew Equipment Interface Test).

5.2.7  LATE ACCESS

The Contractor shall negotiate with the SSP through the CIP for resolution of any flight hardware issues regarding late pad (after payload bay door closure) access that could potentially impact the Orbiter closeout timeline for launch. The Contractor is responsible for delivery of middeck installed late access payloads (if any) to KSC personnel at the launch pad, and for installation of late access payloads into the SPACEHAB module using the KSC-provided MVAK.

5.2.8 LAUNCH SUPPORT

The Contractor shall coordinate his operations with, and participate in, KSC launch operations (e.g., real-time pre-launch and landing operations) associated with each mission. Launch and landing operations support shall be provided from the KSC Launch Control Center (LCC), or other locations as appropriate.

5.2.9  SCRUB TURNAROUND

The Contractor shall obtain prior approval from the SSP through the CIP for any middeck or module payload that would require access/replacement prior to the next launch attempt. The Contractor shall be responsible for delivery of any replacement middeck installed payloads to KSC personnel at the launch pad. Using the KSC-provided MVAK the Contractor is responsible for scrub turnaround payload removal and reinstallation in the module.

5.2.10  END-OF-MISSION ACCESS

The Contractor shall negotiate with the SSP through the CIP for early module access at the end of a mission. In concert with KSC landing and recovery personnel, and if necessary to meet payload complement requirements, the Contractor shall provide the support necessary, including GSE, for the accomplishment of approved payload early removal from the module at the primary and first alternate landing sites. At the primary landing site the Contractor shall be ready to support a landing at any time after launch. At the first alternate landing site the Contractor shall be ready to support a landing after a Minimum Duration Flight (MDF). If a landing occurs before a MDF, support shall be on a best effort basis. If necessary to provide timely support at the first alternate landing site the Contractor shall preposition GSE there to support payload removal. The Contractor shall have in place a written rapid response plan to move the necessary personnel and equipment for payload and module recovery to other alternate or abort landing sites, if so directed, either in conjunction with, or independent from, Government-provided (on a space-available basis) personnel and GSE transportation.

5.2.11  RETURN TO THE SPPF

The Contractor shall be responsible for providing return transportation of the module from KSC to the SPPF after post-mission deintegration. Under normal conditions (a Space Shuttle landing at KSC after a nominal duration mission) the module is expected to be returned to the Contractor for transportation to the SPPF 10 days after landing. To allow completion of contract activity within 45 days after return of the module flown on the last mission under this contract, KSC will be


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requested to expedite module turnover to the Contractor.  Under normal conditions this can be accomplished within 8 days after landing.

5.2.12  POST FLIGHT DATA ANALYSIS

The Contractor shall provide, or coordinate the provision of, the required historical flight data and timeline information identified in the CIP to payload providers and Principal Investigators in support of payload post-flight analysis activities.

5.3  FLIGHT OPERATIONS SUPPORT

The Contractor shall provide to the Government flight-ready Payload Flight Operations Procedures and Timelines (DRL Line Item No. 10). These documents shall be delivered according to established NASA preflight milestones and shall be used to support crew training, integrated simulations and flight operations.

For pre-mission JIS's and for mission flight operations, the Contractor shall provide operational management for the SPACEHAB cargo element from the NASA-JSC MCC POCC and CSR areas. The Contractor shall participate in daily meetings of the SSP Mission Management Team (MMT). Additionally, the Contractor shall staff and operate MCC facilities provided by NASA for payload technical and scientific personnel in a controlled area in close proximity to the JSC POCC. The following services shall be provided by the Contractor for each mission:

a. POCC procedures and support which will allow payload personnel to monitor real-time operations during the prelaunch, flight, and postlanding phases of the mission. Payloads shall be kept advised of flight operations affecting their experiments and participate in real-time operations and planning activities. For payloads utilizing remote POCC's the Contractor shall coordinate and integrate their activities into the SPACEHAB cargo element POCC processes, procedures and controls.

b. Using telemetry, voice and video data services available in the POCC the Contractor shall monitor and, as required, control SPACEHAB cargo element systems and payload operations over the duration of the mission.

c. The Contractor shall provide administrative services for acquiring/copying and routing of mission-related module and payload data and correspondence to local and remote locations.

The JSC POCC shall be utilized for the SPACEHAB cargo element operations support personnel and the CSR for program management support. For JSC POCC capabilities, reference the POCC Capabilities Document, NSTS 21063.

6.0  SAFETY

The Contractor is responsible for assuring that the SPACEHAB cargo element and the GSE (including interfaces and operations) are safe. The SPACEHAB module and GSE design and operations must comply with the safety requirements defined in this section. Payload compliance with the safety requirements is assessed by the SSP through a multi-phased flight and ground safety review and safety certification process. Successful completion of these safety reviews, and of the safety certifications, are prerequisites for approval by the SSP for ground processing and flight.

The Contractor shall provide flight and ground safety data for the integrated payload element to the SSP as specified by NSTS 13830, Implementation Procedure for NSTS Payloads System Safety Requirements. Separate flight and ground Safety Analyses and Hazard Analyses reports


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(DRL Line Item No. 7) will be provided as phased submittals to the JSC and KSC
Payload Safety Review panels.

At the time of delivery of the payload hardware, the Contractor shall obtain a Payload Configuration Certification from each payload provider which shall certify that the hardware provided is identical in configuration and construction to the hardware described at the Phase III Flight and Ground Safety reviews.

6.1  SPACEHAB MODULE DESIGN AND FLIGHT OPERATIONS REQUIREMENTS

The SPACEHAB module design (including interfaces and operations) shall comply with the requirements of NSTS 1700.7B, Safety Policy and Requirements for Payloads Using the Space Transportation System. Interpretations or clarification of these requirements are contained in NSTS 18798, Interpretations of NSTS Payload Safety Requirements. The module shall meet these requirements at the launch/landing sites and during flight operations and ferry flights.

6.2  GSE DESIGN AND GROUND OPERATIONS REQUIREMENTS

The SPACEHAB module and GSE design (including interfaces and operations) shall comply with the requirements of NSTS 1700.7B and 45 SPW HB S-100/KHB 1700.7, Space Transportation System Payload Ground Safety Handbook, for launch site processing and post-landing operations including abort, contingency, and emergency landings.

6.3  SAFETY AND REVIEW REQUIREMENTS

The implementation of the safety requirements of NSTS 1700.7B and 45 SPW HB S-100/KHB 1700.7 shall be accomplished by NSTS 13830, Implementation Procedure for Space Shuttle Payloads System Safety Requirements.

The safety documentation shall be provided by the Contractor to the appropriate NASA organization (JSC or KSC) for each mission flight or ground safety review. The safety review meeting shall be scheduled approximately 45 days after the receipt of a data submittal acceptable to the appropriate Payload Safety Review panel.

7.0   MAJOR MILESTONES

In order to assure compatibility of the SPACEHAB cargo element with the Space Shuttle program, the milestones presented in Figure 1 must be met.

8.0  APPLICABLE DOCUMENTS

In performing its obligations under this contract, the Contractor shall use the current issue of the following documents:

1. NSTS 07700, Volume XIV: Space Shuttle System Payload Accommodations, with Appendices 1-10

2. NSTS 07700, Volume XIV, Attachment 1, ICD 2-19001: Shuttle Orbiter/Cargo Standard Interfaces

3. NSTS 1700.7B: Safety Policy and Requirements for Payloads using the Space Transportation System (STS)

4. NSTS 13830: Implementation Procedure for STS Payloads System Safety Requirements

5.   NSTS 21063-POC-CAP: POCC Capabilities Document

6.   45 SPW HB S-100/KHB 1700.7:  Space Shuttle Payload Ground Safety Handbook

7. NSTS 18468: Mission Integration Control Board Configuration Management Procedures

8. KSC K-CM-04.2: Instructions for KSC Crew Procedures Configuration Control Board Operations

9.   NSTS 18798:  Interpretations of NSTS Payload Safety Requirements

10.  ICD-A-21095: Shuttle Orbiter/SPACEHAB Cargo Element Interfaces

11.  JMI 8830.1: Facilities Baseline Documentation

12.  MDC 91W5023: SPACEHAB Experiment Interface Definition Document

13. Electronic Industries Association (EIA) Standard RS-310-C: Racks, Panels, and associated Equipment

14.  JSC-08969: Crew Procedures Management Plan

15.  NASA/SPACEHAB Memorandum of Agreement on Crew Procedures, April, 1995

16.  ICD-A-TBD: Shuttle Orbiter/SPACEHAB RDM Cargo Element Interfaces

                                   SECTION D


                                    RESERVED


                                [END OF SECTION]

                                   SECTION E

                           INSPECTION AND ACCEPTANCE


E.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE

         NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

         I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                 CLAUSE
                 NUMBER               DATE               TITLE
                 ------               ----               -----
                 52.246-4             AUG 1996           INSPECTION OF SERVICES-FIXED-PRICE

         II.  NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 18)

                 CLAUSE
                 NUMBER               DATE               TITLE
                 ------               ----               -----
                 1852.246-73          MAR 1997           HUMAN SPACE FLIGHT ITEM


                                (End of clause)

E.2      ACCEPTANCE

Acceptance of flight and ground hardware and integration and operations services set forth in Section C shall be by the Contracting Officer or his/her duly authorized representative on a flight-by-flight basis. Complete compliance with the provisions of Clause E.3 entitled "Definition of Acceptance Service" will demonstrate that service has been delivered.

                                (End of clause)

E.3      DEFINITION OF ACCEPTABLE SERVICE

The lease of flight and ground hardware and integration and operations services shall meet the requirements specified in the Statement of Work set forth in Section C.

Acceptance shall be made on a per-flight basis. If services are not provided as required, the parties agree that one remedy available to the Government is an equitable adjustment to the contract price (made in accordance with the procedural provisions of the Changes clause, and any other applicable clauses).

Nothing in this provision shall limit the Government's rights under the Termination for Convenience or Default clauses, nor its right to recover damages for breach of contract.

                                (End of clause)

E.4      QUALITY ASSURANCE SURVEILLANCE PLAN (JSC 52.246-93) (JULY 1996)

A Quality Assurance Surveillance Plan (QASP) will be developed and implemented by the Contracting Officer's Technical Representative (COTR) as a part of the contract administration and monitoring activities conducted to assure that the Government receives products and services that conform to contract requirements. The nature and extent of quality assurance surveillance contemplated in this plan will be based, in part, on the specific content of the contractor's Quality Plan (included in Section J).

                                (End of clause)

                                [END OF SECTION]

                                   SECTION F

                           DELIVERIES OR PERFORMANCE

F.1    LISTING OF CLAUSES INCORPORATED BY REFERENCE

       NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

       I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                 CLAUSE
                 NUMBER               DATE                  TITLE
                 ------               ----                  -----
                 52.242-15            AUG 1989              STOP-WORK ORDER
                 52.247-34            NOV 1991              F.O.B. DESTINATION

       II. NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 18)

                 CLAUSE
                 NUMBER                 DATE                TITLE
                 ------                 ----                -----

                No NASA By reference clauses in Section D.

                                (End of Clause)

F.2    COMPLETION OF WORK (JSC 52.212-95)(SEP 1988)

All work required under this contract, including submission of all reports, shall be completed on or before July 12, 2000.

                                (End of Clause)

F.3    OPTION TO EXTEND COMPLETION OF WORK

The Government may require the Contractor to continue to perform services under this contract. The Contracting Officer may exercise each option by issuance of a unilateral contract modification no later than 15 months prior to the launch opportunity date. These options will be exercised prior to the end of the completion of work set forth in Article F.3. Should an option be exercised, the resultant contract will include all terms and conditions of the basic contract as it exists immediately prior to the exercise of the option, except for the following changes:

OPTION 1
Add a fourth mission to the contract. STS-107 will be replaced by a logistics double module at 95% NASA allocation and the research double module at 82% NASA allocation will be moved to another flight.

A. Article B.2 entitled, "Firm-Fixed-Price" shall be modified to reflect the addition of $15,800,000 to the contract value. Article B.2 shall be deleted in its entirety and replaced with the following:

"B.2     FIRM-FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm-fixed price of this contract is $58,660,000.

                                (End of clause)"

B. Article B.3 entitled, "Milestone Schedule," item 3 shall be modified to reflect the logistics double module and item 4 shall shall be added to the contract:

                                                                      Delivery        Firm-Fixed
Item Number                       Services                              Date             Price
-----------                       --------                              ----             -----
    3         Lease of Logistics Double Module and
              related integration services
              on STS-107 (95% NASA Allocation)
    3a        Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 2,962,500
    3b        Delivery of Finite Element structural
              models, thermal models, and Mission
              Training Plan                                             L-9 mo.       $ 2,962,500
    3c        Submittal of Phase III Safety Data
              Packages (Flight & Ground)                                L-5 mo.       $ 3,950,000
    3d        All Interface Control Agreements
              (core ICD's, SIA's, PTA's)
              baselined                                                 L-3 mo.       $ 1,975,000
    3e        Analytical Engineering Analyses
              (Structural, Thermal, EMI/EMC and
              Acoustics) delivered to SSP                               L-2 mo.       $   987,500
    3f        Delivery of flight-ready SPACEHAB
              double module in accordance with the
              SOW to KSC                                                L-1 mo.       $   987,500
    3g        Post-flight destow process complete                       R+1 mo.       $ 1,975,000

SUBTOTAL STS-107                                                                      $15,800,000

   4          Lease of Research Double Module
              and related integration services
              on STS-TBD (82 % NASA Allocation)
   4a         Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 3,712,500
   4b         Delivery of Finite Element structural
              models, thermal models, and Mission
              Training Plan                                             L-9 mo.       $ 3,712,500
   4c         Submittal of Phase III Safety Data
              Packages (Flight & Ground)                                L-5 mo.       $ 4,950,000
   4d         All Interface Control Agreements
              (core ICD's, SIA's, PTA's) baselined                      L-3 mo.       $ 2,475,000

                                                                        Delivery      Firm-Fixed
Item Number               Services                                        Date           Price
-----------               --------                                        ----           -----
   4e         Analytical Engineering Analyses
              (Structural, Thermal, EMI/EMC and
              Acoustics) delivered to SSP                               L-2 mo.       $ 1,237,500
   4f         Delivery of flight-ready SPACEHAB
              module in accordance with the
              SOW to KSC                                                L-1 mo.       $ 1,237,500
   4g         Post-flight destow process complete                       R+1 mo.       $ 2,475,000

SUBTOTAL STS-TBD                                                                      $19,800,000

TOTAL PAYMENTS                                                                        $58,660,000

C.  Section C, Statement of Work will be modified as follows:

1. Section 2.3 SUMMARY OF SPACEHAB MODULE RESOURCES, table in paragraph five is deleted in its entirety and replaced with the following:

                      Mass         NASA Allocation     Contractor Allocation
                      ----         ---------------     ---------------------
Mission  Config.   Capability      %, (lbm), [kg]          %, (lbm), [kg]
-------  -------   ----------      --------------          --------------
STS-95    SM       4,800 lbm    55, (2,640), [1197]     45, (2,160), [980]
STS-96    LDM      9,000 lbm    100, (9,000), [4082]            0
STS-107   LDM      9,000 lbm    95, (8,550), [3878]      5, (450), [204] '
STS-TBD   RDM      9,000 lbm    82, (7,380), [3347]     18, (1,620), [735]



D. F.2 entitled "Completion of Work" shall be modified to extend the ending date of the contract to R + 45 days of the selected mission.

OPTION 2
Add a fourth mission to the contract. STS-107 will be replaced by a logistics double module at 100% NASA allocation and the research double module at 82% NASA allocation will be moved to another flight.

A. Article B.2 entitled, "Firm-Fixed-Price" shall be modified to reflect the addition of $17,860,000 to the contract value. Article B.2 shall be deleted in its entirety and replaced with the following:

"B.2     FIRM-FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm-fixed price of this contract is $60,720,000.

                                (End of clause)"

B. Article B.3 entitled, "Milestone Schedule," shall be modified by the addition of the following milestones:

                                                                             Delivery       Firm-Fixed
Item Number                       Services                                     Date           Price
-----------                       --------                                     ----           -----
      3            Lease of Logistics Double Module and
                   related integration services
                   on STS-107 (100% NASA Allocation)
      3a           Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 3,348,750
      3b           Delivery of Finite Element structural
                   models, thermal models, and Mission
                   Training Plan                                             L-9 mo.       $ 3,348,750
      3c           Submittal of Phase III Safety Data
                   Packages (Flight & Ground)                                L-5 mo.       $ 4,465,000
      3d           All Interface Control Agreements
                   (core ICD's, SIA's, PTA's)
                   baselined                                                 L-3 mo.       $ 2,232,500
      3e           Analytical Engineering Analyses
                   (Structural, Thermal, EMI/EMC and
                   Acoustics) delivered to SSP                               L-2 mo.       $ 1,116,250
      3f           Delivery of flight-ready SPACEHAB
                   double module in accordance with the
                   SOW to KSC                                                L-1 mo.       $ 1,116,250
      3g           Post-flight destow process complete                       R+1 mo.       $ 2,232,500

SUBTOTAL STS-TBD                                                                           $17,860,000

      4            Lease of Research Double Module
                   and related integration services
                   on STS-TBD (82 % NASA Allocation)
      4a           Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 3,712,500
      4b           Delivery of Finite Element structural
                   models, thermal models, and Mission
                   Training Plan                                             L-9 mo.       $ 3,712,500
      4c           Submittal of Phase III Safety Data
                   Packages (Flight & Ground)                                L-5 mo.       $ 4,950,000
      4d           All Interface Control Agreements
                   (core ICD's, SIA's, PTA's) baselined                      L-3 mo.       $ 2,475,000
      4e           Analytical Engineering Analyses
                   (Structural, Thermal, EMI/EMC and
                   Acoustics) delivered to SSP                               L-2 mo.       $ 1,237,500
      4f           Delivery of flight-ready SPACEHAB
                   module in accordance with the
                   SOW to KSC                                                L-1 mo.       $ 1,237,500

                                  Delivery                       Firm-Fixed
Item Number                       Services                          Date           Price
-----------                       --------                          ----           -----
      4g           Post-flight destow process complete            R+1 mo.       $ 2,475,000

SUBTOTAL STS-TBD                                                                $19,800,000

TOTAL PAYMENTS                                                                  $60,720,000


C. Section C, Statement of Work will be modified as follows:

1. Section 2.3 SUMMARY OF SPACEHAB MODULE RESOURCES, table in paragraph five is deleted in its entirety and replaced with the following:

'                                    Mass               NASA Allocation          Contractor Allocation
                                     ----               ---------------          ---------------------
    Mission        Config.       Capability            %, (lbm), [kg]              %, (lbm), [kg]
    -------        -------       -----------           --------------              --------------
    STS-95           RSM          4,800 lbm          55, (2,640), [1197]         45, (2,160), [980]
    STS-96           LDM          9,000 lbm         100, (9,000), [4082]                  0
    STS-107          LDM          9,000 lbm         100, (9,000), [4082]                  0'
    STS-TBD          RDM          9,000 lbm          82, (7,380), [3347]         18, (1,620), [735]

D. F.2 entitled "Completion of Work" shall be modified to extend the ending date of the contract to R + 45 days of the selected mission.

OPTION 3
Add a fourth mission for a logistics double module at 95% NASA allocation to the contract.

A. Article B.2 entitled, "Firm-Fixed-Price" shall be modified to reflect the addition of $15,800,000 to the contract value. Article B.2 shall be deleted in its entirety and replaced with the following:

"B.2     FIRM-FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm-fixed price of this contract is $58,660,000.

                                (End of clause)"

B. (1) Article B.3 entitled, "Milestone Schedule" shall be modified to add the following milestones established as follows:

                                                                             Delivery       Firm-Fixed
Item Number                       Services                                     Date           Price
-----------                       --------                                     ----           -----
         4         Lease of Logistics Double Module and
                   related integration services
                   on STS-TBD (95% NASA Allocation)
         4a        Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 2,962,500

                                                                             Delivery       Firm-Fixed
Item Number                       Services                                     Date           Price
-----------                       --------                                     ----           -----
         4b        Delivery of Finite Element structural
                   models, thermal models, and Mission
                   Training Plan                                             L-9 mo.       $ 2,962,500
         4c        Submittal of Phase III Safety Data
                   Packages (Flight & Ground)                                L-5 mo.       $ 3,950,000
         4d        All Interface Control Agreements
                   (core ICD's, SIA's, PTA's)
                   baselined                                                 L-3 mo.       $ 1,975,000
         4e        Analytical Engineering Analyses
                   (Structural, Thermal, EMI/EMC and
                   Acoustics) delivered to SSP                               L-2 mo.       $   987,500
         4f        Delivery of flight-ready SPACEHAB
                   double module in accordance with the
                   SOW to KSC                                                L-1 mo.       $   987,500
         4g        Post-flight destow process complete                       R+1 mo.       $ 1,975,000

TOTAL PAYMENTS-STS-TBD                                                                     $15,800,000

TOTAL PAYMENTS                                                                             $58,660,000


C. Section C, Statement of Work will be modified as follows:

1. Section 2.3 SUMMARY OF SPACEHAB MODULE RESOURCES, table in paragraph five. Revise the table in the paragraph as follows:

'                                    Mass              NASA Allocation          Contractor Allocation
                                     ----              ---------------          ---------------------
    Mission        Config.       Capability            %, (lbm), [kg]              %, (lbm), [kg]
    -------        -------       -----------           --------------              --------------
    STS-95           SM           4,800 lbm          55, (2,640), [1197]         45, (2,160), [980]
    STS-96           LDM          9,000 lbm         100, (9,000), [4082]                  0
    STS-107          RDM          9,000 lbm          82, (7,380), [3347]         18, (1,620), [735]
    STS-TBD          LDM          9,000 lbm          95, (8,550), [3878]          5, (450), [204] '

D. F.2 entitled "Completion of Work" shall be modified to extend the ending date of the contract to R + 45 days of the selected mission.

OPTION 4
Add a fourth mission for a logistics double module at 100% NASA allocation to the contract.

A. Article B.2 entitled, "Firm-Fixed-Price" shall be modified to reflect the addition of $17,860,000 to the contract value. Article B.2 shall be deleted in its entirety and replaced with the following:

"B.2     FIRM-FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm-fixed price of this contract is $60,720,000.

                                (End of clause)"

B. (1) Article B.3 entitled, "Milestone Schedule" shall be modified to add the following milestones established as follows:

                                                                             Delivery       Firm-Fixed
Item Number                       Services                                     Date           Price
-----------                       --------                                     ----           -----
         4         Lease of Logistics Double Module and
                   related integration services
                   on STS-TBD (100% NASA Allocation)
         4a        Baseline MRAD, submit CIP Addendum                        L-12 mo.      $ 3,348,750
         4b        Delivery of Finite Element structural
                   models, thermal models, and Mission
                   Training Plan                                             L-9 mo.       $ 3,348,750
         4c        Submittal of Phase III Safety Data
                   Packages (Flight & Ground)                                L-5 mo.       $ 4,465,000
         4d        All Interface Control Agreements
                   (core ICD's, SIA's, PTA's)
                   baselined                                                 L-3 mo.       $ 2,232,500
         4e        Analytical Engineering Analyses
                   (Structural, Thermal, EMI/EMC and
                   Acoustics) delivered to SSP                               L-2 mo.       $ 1,116,250
         4f        Delivery of flight-ready SPACEHAB
                   double module in accordance with the
                   SOW to KSC                                                L-1 mo.       $ 1,116,250
         4g        Post-flight destow process complete                       R+1 mo.       $ 2,232,500

SUBTOTAL STS-TBD                                                                           $17,860,000

TOTAL PAYMENTS                                                                             $60,720,000


C. Section C, Statement of Work will be modified as follows:

1. Section 2.3 SUMMARY OF SPACEHAB MODULE RESOURCES, table in paragraph five is deleted in its entirety and replaced with the following:

                            '                             Mass               NASA Allocation          Contractor Allocation
                            -                             ----               ---------------          ---------------------
                         Mission        Config.       Capability            %, (lbm), [kg]              %, (lbm), [kg]
                         -------        -------       -----------           --------------              --------------
                         STS-95           RSM          4,800 lbm          55, (2,640), [1197]         45, (2,160), [980]
                         STS-96           LDM          9,000 lbm         100, (9,000), [4082]                  0
                         STS-107          RDM          9,000 lbm          82, (7,380), [3347]         18, (1,620), [735]
                         STS-TBD          LDM          9,000 lbm         100, (9,000), [4082]                  0'

D. F.2 entitled "Completion of Work" shall be modified to extend the ending date of the contract to R + 45 days of the selected mission.

                                (End of Clause)

F.5 AGREEMENT CONCERNING DELAYS IN SHUTTLE LAUNCH DATES AS SET FORTH IN THE CONTRACT AND RELATED EQUITABLE ADJUSTMENTS

         Since flight schedule changes are likely to occur, launch schedule variations shall not be subject to the changes clause as long as they:

1) Do not increase the total period of performance under this contract, and
2) Allow the contractor at least 45 days to process hardware in the SPPF between consecutive missions.

                               (End of provision)


                                [END OF SECTION]

                                   SECTION G

                          CONTRACT ADMINISTRATION DATA


G.1    LISTING OF CLAUSES INCORPORATED BY REFERENCE

       NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

       I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                 CLAUSE
                 NUMBER                        DATE                 TITLE
                 ------                        ----                 -----

                 No FAR By-reference clauses in Section G.

       II  NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 18)

                 CLAUSE
                 NUMBER                        DATE                 TITLE
                 ------                          --                 -----
                 1852.245-70                   JUL 1997             CONTRACTOR REQUESTS FOR GOVERNMENT-OWNED EQUIPMENT
                 1852.245-73                   SEP 1996             FINANCIAL REPORTING OF NASA PROPERTY IN THE CUSTODY OF
                                                                    CONTRACTORS

                                (End of clause)

G.2      TECHNICAL DIRECTION (NASA 18-52.242-70)(SEP 1993)

(a) Performance of the work under this contract is subject to the written technical direction of the Contracting Officer's Technical Representative
(COTR), who shall be specifically appointed by the Contracting Officer in writing in accordance with NASA FAR Supplement 18-42.270. "Technical direction" means a directive to the Contractor that approves approaches, solutions, designs, or refinements; fills in details or otherwise completes the general description of work or documentation items; shifts emphasis among work areas or tasks; or furnishes similar instruction to the Contractor. Technical direction includes requiring studies and pursuit of certain lines of inquiry regarding matters within the general tasks and requirements in Section C of this contract.

(b) The COTR does not have the authority to, and shall not, issue any instruction purporting to be technical direction that--

       (1) Constitutes an assignment of additional work outside the statement of work;

       (2)  Constitutes a change as defined in the changes clause;

       (3) Constitutes a basis for any increase or decrease in the award fee or the time required for contract performance;

       (4) Changes any of the expressed terms, conditions, or specifications of the contract; or

       (5) Interferes with the contractor's rights to perform the terms and conditions of the contract.

(c)    All technical direction shall be issued in writing by the COTR.

(d) The Contractor shall proceed promptly with the performance of technical direction duly issued by the COTR in the manner prescribed by this clause and within the COTR's authority. If, in the Contractor's opinion, any instruction or direction by the COTR falls within any of the categories defined in paragraph (b) above, the Contractor shall not proceed but shall notify the Contracting Officer in writing within 5 working days after receiving it and shall request the Contracting Officer to take action as described in this clause. Upon receiving this notification, the Contracting Officer shall either issue an appropriate contract modification within a reasonable time or advise the Contractor in writing within 30 days that the instruction or direction is--

       (1)  Rescinded in its entirety; or

       (2) Within the requirements of the contract and does not constitute a change under the Changes clause of the contract, and that the Contractor should proceed promptly with its performance.

(e) A failure of the contractor and contracting officer to agree that the instruction or direction is both within the scope of the contract and does not constitute a change under the changes clause, or a failure to agree upon the contract action to be taken with respect to the instruction or direction, shall be subject to the Disputes clause of this contract.

(f) Any action(s) taken by the contractor in response to any direction given by any person other than the Contracting Officer or the COTR shall be at the Contractor's risk.

                                (End of clause)

G.3      LIST OF GOVERNMENT-FURNISHED PROPERTY (NASA 1852.245-76)
         (OCT 1988)

For performance of work under this contract, the Government will make available Government property identified in Attachment J-IV of this contract on a no-charge-for-use basis. The Contractor shall use this property in the performance of this contract at the Kennedy Space Center and at other location(s) as may be approved by the Contracting Officer. Under the FAR
52.245 Government property clause of this contract, the Contractor is accountable for the identified property.

                                      Acquisition          Date to be Furnished
Item             Quantity                Cost              to the Contractor
----             --------                ----              -----------------
See Attachment J-IV

                                (End of clause)

G.4      BASE SUPPORT

A. It is the Government's policy to furnish, to the maximum practicable extent and on a no-charge-for-use basis, available property and equipment, at the Kennedy Space Center and the Cape Canaveral Air Station. Therefore, to avoid unnecessary duplication of facilities and capabilities, the Contractor shall utilize available assigned Government, equipment, tools, supplies, materials, hardware and services as specified in the attachments to this contract; and in KHB 4000.1C w/ch 3, entitled "Supply Support System Manual."

                                (End of clause)

G.5      SUBMISSION OF INVOICES (JSC 52.232-90) (OCT 1993)

Invoices shall be prepared and submitted in quadruplicate unless otherwise specified. Invoices shall contain the following information as applicable: contract and order number, item numbers. Description of supplies or services, sizes, quantities, unit prices, and extended totals. Invoices shall be submitted to:

         NASA Johnson Space Center
         Attn:  BV2/Christine Mack
         2101 NASA Road 1
         Houston, TX 77058-3696

                                (End of clause)

G.6      IDENTIFICATION OF EMPLOYEES (JSC 52.242-92)(MAY 1993)

At all times while on Government property, the Contractor, subcontractors, their employees and agents shall wear badges which will be issued by the NASA Contract and Pass Office, located in building No. 110. Badges will be issued only between the hours of 7:00 a.m. and 4:00 p.m., Monday through Friday. Each individual who wears a badge will be required to sign personally for the badge. The Contractor will be held accountable for these badges, and immediately after completion of the work, they shall be returned to the NASA Contract Badge and Pass Office. Failure to turn in badges upon completion of the work may result in final payment being delayed.

                                (End of Clause)

G.7      SECURITY CONTROLS AT KSC (KSC 52.204-90)(JAN 1992)

A.  Identification of Employees

         1. The contractor shall require each employee engaged on the work site to display NASA-furnished identification badges and special access badges at all times. The contractor shall obtain and submit badging request forms on each person employed or to be employed by the contractor under this contract. The contractor shall designate his own security and badging officials to act as points of contact for the KSC Security Office. Prior to proceeding with onsite performance, the contractor shall submit the following information to the NASA Security Office, (FF-SI-B), Kennedy Space Center:

         a. Contract number and location of work site(s)
         b. Contract commencement and completion dates
         c. Status as prime or subcontractor
         d. Names of designated security and badging officials

        2. Identification and badging of employees shall be accomplished as soon as practicable after award of the contract. During performance of the contract, the contractor shall, upon termination of an employee, immediately deliver badges and/or passes issued to the employee to the NASA Security
Office. It is agreed and understood that all NASA identification badges/passes remain the property of NASA, and the Government reserves the right to invalidate such badges/passes at any time.

B.  Access to Controlled Areas within KSC

        1. Certain areas within KSC have been designated as Controlled Areas. These are normally surrounded by fencing and have an entrance gate monitored by a guard or monitoring device. Access into such areas is classified into "escorted" and "unescorted" access. For each employee for which the contractor desires to have unescorted access, the prescribed forms must be submitted to the NASA Security Office. Due to the time required to process requests for unescorted access, the contractor is advised to complete and submit the required forms as soon as practicable after contract award. Within 14 working days after the receipt of the forms, the NASA Security Office will determine whether the person is eligible for unescorted access.

        2. The prime contractor is responsible for providing escort services for any of his employees and/or any subcontractor employees who are not eligible for unescorted access.

        3. All requests for unescorted access by subcontractors will be submitted through the prime contractor for forwarding to the NASA Security Office.

                                (End of clause)


                                [END OF SECTION]

                                   SECTION H

                         SPECIAL CONTRACT REQUIREMENTS

H.1      LISTING OF CLAUSES INCORPORATED BY REFERENCE

         NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

         I.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                 CLAUSE
                 NUMBER                    DATE                     TITLE
                 ------                    ----                     -----
                 No FAR By-reference clauses in Section H.

         II.     NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR
         CHAPTER 18)

                 CLAUSE
                 NUMBER                DATE                      TITLE
                 ------                ----                      -----
                 1852.223-70           MAR 1997                  SAFETY AND HEALTH
                 1852.228-72           SEPT 1993                 CROSS WAIVER OF
                                                                 LIABILITY FOR SPACE
                                                                 SHUTTLE SERVICES
                 1852.228-76           DEC 1994                  CROSS WAIVER OF
                                                                 LIABILITY FOR SPACE
                                                                 STATION ACTIVITIES
                 18-52.246-70          MAR 1997                  MISSION CRITICAL SPACE
                                                                 SYSTEM PERSONNEL
                                                                 RELIABILITY PROGRAM


H.2 LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (NASA 1852.232-77) (MAR 1989) DEVIATION

(a) Of the total price of items 1 through 3, the sum of $900,000 is presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule, until the total price of said items is allotted:

SCHEDULE FOR ALLOTMENT OF FUNDS

DATE               AMOUNTS
FY 98              $20,000,000
FY 99              $15,000,000
FY 00              $ 7,860,000

TOTAL              $42,860,000

(b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) of this clause up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

(c)(1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until January 8, 1998.

(2) If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause will approximate
    75 percent of the total amount then allotted to the contract.


(3) (i) The notice shall state the estimate when the point referred to in paragraph (c)(2) of this clause will be reached and the estimated amount of additional funds required to continue performance to the date specified in paragraph (c)(1) of this clause, or an agreed date substituted for it.

(ii)The Contractor shall, 60 days in advance of the date specified in paragraph
(c)(1) of this clause, or an agreed date substituted for it, advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

(4) If, after the notification referred to in paragraph (c)(3)(ii) of this clause, additional funds are not allotted by the date specified in paragraph
(c)(1) of this clause, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor's written request, terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.

(d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) of this clause shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

(f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) of this clause. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

(h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

                               (End of clause)

H.3 REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS (JSC 52.209-90) (SEPTEMBER 1988)

This contract incorporates Section K, Representations, Certifications, and Other Statements of Offerors, as received from the contractor on 12/8/97, by reference, with the same force and effect as if it were given in full text.

                                (End of clause)

H.4      CONTRACTOR REPRESENTATIVE(S)

To organize, schedule and manage the provision of the products and services described in this SOW the Contractor shall provide a Program Manager and a Mission Manager with duties and functions as described in the SPACEHAB Generic Mission Integration & Operations Management Plan (DRL Line Item No. 9).

                                (End of clause)

H.5      PRICE PRESENTATION

The contractor represents and covenants that the price(s) charged in this contract do not exceed prices charged to other prospective buyers/customers for lease of hardware and related services covering the same time-frame.

                                (End of clause)

H.6      REPORTS OF WORK AND DOCUMENTATION

The reporting requirements for this contract are contained in the DATA Requirements Description (DRD), JSC Form 2341, and the Data Requirements List
(DRL), JSC Form 23232, found in Attachment J-I.

These reports shall be distributed by the contractor prepaid to the parties and in the number of copies specified in block 9 of the DRL.

The contractor shall send a notification letter to the Contracting Officer's Technical Representative for each report or document submitted under this contract. The letter shall specify the contract number, DRD number, title, and submission date.

Letters confirming documentation shall be addressed as shown below:

         NASA Johnson Space Center
         Attn:  YA/Thomas M. McPherson
         2101 NASA Road 1
         Houston, TX 77028-3696

In addition to the requirements specified in the DRL, the contractor shall also comply with all documentation requirements specified in NSTS 07700, Vol. XIV, Space Shuttle Systems Payload Accommodations, and the Carrier Integration Plan, NSTS TBD.

                                (End of clause)

H.7      AGREEMENT CONCERNING BUYBACK OF UNUSED MODULE CAPACITY

It is agreed that in cases where NASA cannot utilize the entire space which has been leased for a particular flight, SPACEHAB will utilize reasonable efforts to lease the unused space to commercial customers. In those cases where SPACEHAB is successful in leasing the unused space, a downward equitable adjustment will be made to this contract pursuant to the Changes clause.

                                (End of clause)

H.8 AGREEMENT CONCERNING EQUITABLE ADJUSTMENT FOR UNIQUE INTEGRATION HARDWARE AND SERVICES

The parties agree that no equitable adjustments will be made for design and development of payload-to-rack or bulkhead integration hardware for hard-mounted payloads previously flown in either Spacelab or SPACEHAB modules, or in the Orbiter middeck.

The parties agree that equitable adjustments will be made for requirements for the following hardware and services, to the extent they are required for NASA-sponsored payloads:

a.   SPACEHAB Universal Communications System (SHUCS)

b.   Oceaneering SPACEHAB Refrigerator/Freezer (OSRF)

c. Experiment-to-SPACEHAB rack integration hardware for new payloads with non-standard interfaces and not previously flown in Spacelab or SPACEHAB

d. Experiment-to-Shuttle Orbiter middeck integration hardware for new hard-mounted payloads with non-standard interfaces and not previously flown in the middeck or on SPACEHAB bulkheads

e.  Experiment teleoperations software development

f. New interface hardware for logistics items, to the extent that the new hardware is in excess of the items in the Contractor's inventory developed under contract NAS9-19250.

                                (End of Clause)

H.9      AGREEMENT CONCERNING EQUITABLE ADJUSTMENT FOR MODULE
         MALFUNCTION

The SPACEHAB/Space Shuttle Program (SSP) Carrier Integration Plan, with its mission-specific addendum, shall identify the total resources required by the SPACEHAB module to be flown on each mission and its experiment complement for integrated SPACEHAB module mission operations. The contractor shall identify in each contractor-provided experiment Interface Control Agreement (ICA) those resources required by each NASA-sponsored experiment for its operations.

If (a) the Shuttle-provided resources actually available to the SPACEHAB module area are as specified in the SPACEHAB/SSP Carrier Integration Plan, with its mission-specific addendum; and (b) the contractor-provided resources actually available to the Government-sponsored experiment(s) are less than specified in the SPACEHAB module Experiment ICA; and ( c ) the reduction in experiment resources is caused, in whole or in part, by a SPACEHAB module malfunction; and
(d) experiment operations have been materially and adversely affected thereby, then a downward equitable adjustment will be made to this contract.

                                (End of clause)

H.10     AGREEMENT CONCERNING THIRD PARTY INDEMNIFICATION AND
         CONTINGENT PROPERTY LIABILITY

The parties agree that the firm-fixed-price of the contract assumes a unilateral contract modification by no later than 90 days prior to launch of the first mission under the contract authorizing third party indemnification and contingent liability for contractor property damage substantially in conformance with that received under NASA contract NAS 9-19250 excepting any SPACEHAB commercial payload liability.

                                (End of clause)

                                [END OF SECTION]

                           PART II  CONTRACT CLAUSES
                                   SECTION I

                                CONTRACT CLAUSES

I.1  LISTING OF CLAUSES INCORPORATED BY REFERENCE

         NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

         I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

                 CLAUSE
                 NUMBER               DATE                  TITLE
                 ------               ---                   -----
                 52.203-3             APR 1984              GRATUITIES
                 52.203-5             APR 1984              COVENANT AGAINST CONTINGENT
                                                            FEES
                 52.203-6             JUL 1995              RESTRICTIONS ON SUBCONTRACTOR
                                                            SALES TO THE GOVERNMENT
                 52.203-7             JUL 1995              ANTI-KICKBACK PROCEDURES
                 52.203-8             JAN 1997              CANCELLATION, RESCISSION, AND
                                                            RECOVERY OF FUNDS FOR ILLEGAL
                                                            OR IMPROPER ACTIVITY
                 52.203-10            JAN 1997              PRICE OR FEE ADJUSTMENT FOR
                                                            ILLEGAL OR IMPROPER ACTIVITY
                 52.203-11            APR 1991              CERTIFICATION AND DISCLOSURE
                                                            REGARDING PAYMENTS TO
                                                            INFLUENCE CERTAIN FEDERAL
                                                            TRANSACTIONS
                 52.203-12            JUN 1997              LIMITATION ON PAYMENTS TO
                                                            INFLUENCE CERTAIN FEDERAL
                                                            TRANSACTIONS
                 52.204-4             JUN 1996              PRINTING/COPYING DOUBLE-SIDED
                                                            ON RECYCLED PAPER
                 52.209-6             JUL 1995              PROTECTING THE GOVERNMENT'S
                                                            INTEREST WHEN SUBCONTRACTING
                                                            WITH CONTRACTORS DEBARRED,
                                                            SUSPENDED, OR PROPOSED FOR
                                                            DEBARMENT
                 52.211-15            SEP 1990              DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS
                 52.212-4             MAY 1997              CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS
                 52.215-2             AUG 1996              AUDIT AND RECORDS NEGOTIATION
                 52.215-33            JAN 1986              ORDER OF PRECEDENCE
                 52.219-8             JUN 1997              UTILIZATION OF SMALL, SMALL DISADVANTAGED, AND
                                                            WOMEN-OWNED SMALL BUSINESS CONCERNS
                 52.219-14            DEC 1996              LIMITATIONS ON SUBCONTRACTING
                 52.222-3             AUG 1996              CONVICT LABOR
                 55.222-4             JUL 1995              CONTRACT WORK HOURS AND SAFETY STANDARDS ACT
                                                            OVERTIME COMPENSATION

                 52.222-20            DEC 1996              WALSH-HEALY PUBLIC CONTRACTS ACT
                 52.222-26            APR 1984              EQUAL OPPORTUNITY
                 52.222-28            APR 1984              EQUAL OPPORTUNITY PREAWARD
                                                            CLEARANCE OF SUBCONTRACTS
                 52.222-35            APR 1984              AFFIRMATIVE ACTION FOR SPECIAL
                                                            DISABLED AND VIETNAM ERA VETERANS
                 52.222-36            APR 1984              AFFIRMATIVE ACTION FOR
                                                            HANDICAPPED WORKERS
                 52.222-37            JAN 1988              EMPLOYMENT REPORTS ON SPECIAL
                                                            DISABLED VETERANS AND VETERANS
                                                            OF THE VIETNAM ERA
                 52.223-2             APR 1984              CLEAN AIR AND WATER
                 52.223-3             JAN 1997              HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA AND ALTERNATE
                                                            I (JUL 1995)
                 52.223-5             MAR 1997              POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION
                 52.223-6             JAN 1997              DRUG-FREE WORKPLACE
                 52.223-14            OCT 1996              TOXIC CHEMICAL RELEASE REPORTING
                 52.225-3             JAN 1994              BUY AMERICAN ACT--SUPPLIES
                 52.225-10            APR 1984              DUTY FREE ENTRY
                 52.225-11            OCT 1996              RESTRICTIONS ON CERTAIN FOREIGN PURCHASES
                 52.227-1             JUL 1995              AUTHORIZATION AND CONSENT
                 52.227-2             AUG 1996              NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
                 52.229-3             JAN 1991              FEDERAL, STATE , AND LOCAL TAXES
                 52.229-4             JAN 1991              FEDERAL, STATE AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)
                 52.229-5             APR 1984              TAXES-CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO
                 52.232-1             APR 1984              PAYMENTS
                 52.232-11            APR 1984              EXTRAS
                 52.232-17            JUN 1996              INTEREST
                 52.232-18            APR 1984              AVAILABILITY OF FUNDS
                 52.232-23            JAN 1986              ASSIGNMENT OF CLAIMS
                 52.232-25            JUN 1997              PROMPT PAYMENT
                 52.232-33            AUG 1996              MANDATORY INFORMATION FOR
                                                            ELECTRONIC FUNDS TRANSFER
                                                            PAYMENT
                 52.233-1             OCT 1995              DISPUTES
                 52.233-3             AUG 1996              PROTEST AFTER AWARD
                 52.242-13            JUL 1995              BANKRUPTCY
                 52.243-1             AUG 1987              CHANGES--FIXED-PRICE
                                                            (ALTERNATE II) (APR 1984)
                 52.243-6             APP 1984              CHANGE ORDER ACCOUNTING

                 52.244-1             FEB 1995              SUBCONTRACTS (FIXED-PRICE CONTRACTS)
                 52.245-2             DEC 1989              GOVERNMENT PROPERTY (FIXED-PRICED CONTRACTS) (ALTERNATE I) (APR 1984)
                 52.246-25            FEB 1997              LIMITATION OF LIABILITY--SERVICES
                 52.248-1             MAR 1989              VALUE ENGINEERING
                 52.249-2             SEP 1996              TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                 52.249-8             APR 1984              DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)
                 52.253-1             JAN 1991              COMPUTER GENERATED FORMS

      II.  NASA FAR SUPPLEMENT (48 CFR CHAPTER 18)

                 CLAUSE
                 NUMBER                    DATE               TITLE
                 ------                    ----               ------
                 1852.219-74               SEP 1990           USE OF RURAL AREA SMALL
                                                              BUSINESSES
                 1852.219-76               JUL 1991           NASA SMALL DISADVANTAGED BUSINESS SUBCONTRACTING GOAL
                 1852.223-74               MAR 1996           DRUG AND ALCOHOL-FREE WORKFORCE
                 1852.228-75               OCT 1988           MINIMUM INSURANCE COVERAGE
                 1852.237-70               DEC 1988           EMERGENCY EVACUATION PROCEDURES


I.2      APPROVAL OF CONTRACT (52.204-1)(DEC 1989)

This contract is subject to the written approval of the Procurement Officer, Johnson Space Center and shall not be binding until so approved.

                                (End of clause)

I.3 RIGHTS IN DATA--GENERAL (52.227-14) (JUN 1987) ALTERNATE II (JUN 1987) AS MODIFIED BY RIGHTS IN DATA--GENERAL (NASA 1852.227-14)

   (a) Definitions. "Computer software," as used in this clause, means computer programs, computer data bases, and documentation thereof.

   "Data," as used in this clause, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

   "Form, fit, and function data," as used in this clause, means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements; except that for computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulae, and flow charts of the software.

   "Limited rights," as used in this clause, means the rights of the Government in limited rights data as set forth in the Limited Rights Notice of subparagraph (g)(2) if included in this clause.

   "Limited rights data," as used in this clause, means data (other than computer software) that embody trade secrets or are commercial or financial and confidential or privileged, to the extent that such data pertain to items, components, or processes developed at private expense, including minor modifications thereof.

   "Restricted computer software," as used in this clause, means computer software developed at private expense and that is a trade secret; is commercial or financial and is confidential or privileged; or is published copyrighted computer software; including minor modifications of such computer software.

   "Restricted rights," as used in this clause, means the rights of the Government in restricted computer software, as set forth in a Restricted Rights Notice of subparagraph (g)(3) if included in this clause, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract, including minor modifications of such computer software.

   "Technical data," as used in this clause, means data (other than computer software) which are of a scientific or technical nature.

   "Unlimited rights," as used in this clause, means the right of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so.

   (b) Allocation of rights. (1) Except as provided in paragraph (c) of this clause regarding copyright, the Government shall have unlimited rights in--

         (i)  Data first produced in the performance of this contract;

         (ii) Form, fit, and function data delivered under this contract;

         (iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and

            (iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software in accordance with paragraph (g) of this clause.

         (2) The Contractor shall have the right to--

            (i) Use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, unless provided otherwise in paragraph
         (d) of this clause;

            (ii) Protect from unauthorized disclosure and use those data which are limited rights data or restricted computer software to the extent provided in paragraph (g) of this clause;

            (iii) Substantiate use of, add or correct limited rights, restricted rights, or copyright notices and to take other appropriate action, in accordance with paragraphs (e) and (f) of this clause; and

            (iv) Establish claim to copyright subsisting in data first produced in the performance of this contract to the extent provided in subparagraph (c)(1) of this clause.

   (c) Copyright. (1) Data first produced in the performance of this contract. Unless provided otherwise in paragraph (d) of this clause, the Contractor may establish, without prior approval of the Contracting Officer, claim to copyright subsisting in scientific and technical articles based on or containing data first produced in the performance of this contract and published in academic, technical or professional journals, symposia proceedings or similar works. The prior, express written permission of the Contracting Officer is required to establish claim to copyright subsisting in all other data first produced in the performance of this contract. When claim to copyright is made, the Contractor shall affix the applicable copyright notices of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. Copyright Office. For data other than computer software the Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable worldwide license in such copyrighted data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government. For computer software, the Contractor grants to the Government and others acting in its behalf, a paid-up nonexclusive, irrevocable worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform publicly and display publicly by or on behalf of the Government.

       (2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contains the copyright notice of 17 U.S.C. 401 or 402, unless the Contractor identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in subparagraph (c)(1) of this clause; provided, however, that if such data are computer software the Government shall acquire a copyright license as set forth in subparagraph
    (g)(3) of this clause if included in this contract or as otherwise may be provided in a collateral agreement incorporated in or made part of this contract.

       (3) Removal of copyright notices. The Government agrees not to remove any copyright notices placed on data pursuant to this paragraph (c), and to include such notices on all reproductions of the data.

    (d) Release, publication and use of data. (1) The Contractor shall have the right to use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, except to the extent such data may be subject to the Federal export control or national security laws or regulations, or unless otherwise provided in this paragraph of this clause or expressly set forth in this contract.

       (2) The Contractor agrees that to the extent it receives or is given access to data necessary for the performance of this contract which contain restrictive markings, the Contractor shall treat the data in accordance with such markings unless otherwise specifically authorized in writing by the Contracting Officer.

       (3)(i) The Contractor agrees not to establish claim to copyright, publish or release to others any computer software first produced in the performance of this contract without the Contracting Officer's prior written permission.

            (ii) If the Government desires to obtain copyright in computer software first produced in the performance of this contract and permission has not been granted as set forth in paragraph (d)(3)(i) of this clause, the Contracting Officer may direct the contractor to assert, or authorize the assertion of, claim to copyright in such data and to assign, or obtain the assignment of, such copyright to the Government or its designated assignee.

            (iii) Whenever the word "establish" is used in this clause, with reference to a claim to copyright, it shall be construed to mean "assert."

   (e) Unauthorized marking of data. (1) Notwithstanding any other provisions of this contract concerning inspection or acceptance, if any data delivered under this contract are marked with the notices specified in subparagraph (g)(2) or (g)(3) of this clause and use of such is not authorized by this clause, or if such data bears any other restrictive or limiting markings not authorized by this contract, the Contracting Officer may at any time either return the data to the Contractor, or cancel or ignore the markings. However, the following procedures shall apply prior to canceling or ignoring the markings.

            (i) The Contracting Officer shall make written inquiry to the Contractor affording the Contractor 30 days from receipt of the inquiry to provide written justification to substantiate the propriety of the markings;

            (ii) If the Contractor fails to respond or fails to provide written justification to substantiate the propriety of the markings within the 30-day period (or a longer time not exceeding 90 days approved in writing by the Contracting Officer for good cause shown), the Government shall have the right to cancel or ignore the markings at any time after said period and the data will no longer be made subject to any disclosure prohibitions.

            (iii) If the Contractor provides written justification to substantiate the propriety of the markings within the period set in subdivision (e)(1)(i) of this clause, the Contracting Officer shall consider such written justification and determine whether or not the markings are to be canceled or ignored. If the Contracting Officer determines that the markings are authorized, the Contractor shall be so notified in writing. If the Contracting Officer determines, with concurrence of the head of the contracting activity, that the markings are not authorized, the Contracting Officer shall furnish the Contractor a written determination, which determination shall become the final agency decision regarding the appropriateness of the markings unless the Contractor files suit in a court of competent jurisdiction within 90 days of receipt of the Contracting Officer's decision. The Government shall continue to abide by the markings under this subdivision (e)(1)(iii) until final resolution of the matter either by the Contracting Officer's determination becoming final (in which instance the Government shall thereafter have the right to cancel or ignore the markings at any time and the data will no longer be made subject to any disclosure prohibitions), or by final disposition of the matter by court decision if suit is filed.

         (2) The time limits in the procedures set forth in subparagraph (e)(1) of this clause may be modified in accordance with agency regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder.

         (3) This paragraph (e) does not apply if this contract is for a major system or for support of a major system by a civilian agency other than NASA and the U.S. Coast Guard agency subject to the provisions of Title III of the Federal Property and Administrative Services Act of 1949.

         (4) Except to the extent the Government's action occurs as the result of final disposition of the matter by a court of competent jurisdiction, the Contractor is not precluded by this paragraph (e) from bringing a claim under the Contract Disputes Act, including pursuant to the Disputes clause of this contract, as applicable, that may arise as the result of the Government removing or ignoring authorized markings on data delivered under this contract.

    (f) Omitted or incorrect markings. (1) Data delivered to the Government without either the limited rights or restricted rights notice as authorized by paragraph (g) of this clause, or the copyright notice required by paragraph (c) of this clause, shall be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use, or reproduction of such data. However, to the extent the data has not been disclosed without restriction outside the Government, the Contractor may request, within 6 months (or a longer time approved by the Contracting Officer for good cause shown) after delivery of such data, permission to have notices placed on qualifying data at the Contractor's expense, and the Contracting Officer may agree to do so if the Contractor--

            (i) Identifies the data to which the omitted notice is to be applied;

            (ii) Demonstrates that the omission of the notice was inadvertent;

            (iii) Establishes that the use of the proposed notice is authorized; and

            (iv) Acknowledges that the Government has no liability with respect to the disclosure, use, or reproduction of any such data made prior to the addition of the notice or resulting from the omission of the notice.

         (2) The Contracting Officer may also (i) permit correction at the Contractor's expense of incorrect notices if the Contractor identifies the data on which correction of the notice is to be made, and demonstrates that the correct notice is authorized, or (ii) correct any incorrect notices.

   (g) Protection of limited rights data and restricted computer software. (1) When data other than that listed in subdivisions (b)(1)(i), (ii), and (iii) of this clause are specified to be delivered under this contract and qualify as either limited rights data or restricted computer software, if the Contractor desires to continue protection of such data, the Contractor shall withhold such data and not furnish them to the Government under this contract. As a condition to this withholding, the Contractor shall identify the data being withheld and furnish form, fit, and function data in lieu thereof. Limited rights data that are formatted as a computer data base for delivery to the Government are to be treated as limited rights data and not restricted computer software.

         (2) Notwithstanding subparagraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data, or the Contracting Officer may require by written request the delivery of limited rights data that has been withheld or would otherwise be withholdable. If delivery of such data is so required, the Contractor may affix the following "Limited Rights Notice" to the data and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and
    (f) of this clause, in accordance with such Notice:

                       Limited Rights Notice (Jun 1987)

         (a) These data are submitted with limited rights under Government Contract No. NAS 9-97199. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided that the Government makes such disclosure subject to prohibition against further use and disclosure:
         [None.]

         (b) This Notice shall be marked on any reproduction of these data, in whole or in part.

                               (End of notice)

         (3) Reserved.

   (h) Subcontracting. The Contractor has the responsibility to obtain from its subcontractors all data and rights therein necessary to fulfill the Contractor's obligations to the Government under this contract. If a subcontractor refuses to accept terms affording the Government such rights, the Contractor shall promptly bring such refusal to the attention of the Contracting Officer and not proceed with subcontract award without further authorization.

   (i) Relationship to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.

                                (End of clause)

I.4      CLAUSES INCORPORATED BY REFERENCE (52.252-2) (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                (End of clause)

I.5      OMBUDSMAN (NASA 1852.215-84) (OCT 1995)

An ombudsman has been appointed to hear concerns from offerors, potential offerors, and contractors during the preaward and postaward phases of this acquisition. The purpose of the ombudsman is not to diminish the authority of the Contracting Officer, the Source Evaluation Board, or the selection official, but to communicate concerns, issues, disagreements, and recommendations of interested parties to the appropriate Government personnel and to work to resolve them. When requested, the ombudsman will maintain strict confidentiality as to the source of the concern. The ombudsman does not participate in the evaluation of proposals, the source selection process, or the adjudication of formal contract disputes. Interested parties are invited to call the installation ombudsman, Brian Duffy, at 281-483-6050. Concerns, issues, disagreements, and recommendations which cannot be resolved at the installation may be referred to the NASA ombudsman, Tom Luedtke at 202-358-2090.

                                (End of clause)

                                [END OF SECTION]

                                   SECTION J

                              LIST OF ATTACHMENTS


                                                                            No. of
Attachment                        Title                                     Pages
----------                        -----                                     -----
J-I                       DATA REQUIREMENTS LIST                              4

J-II                      DATA REQUIREMENTS DESCRIPTIONS                      23

J-III                     CONTRACTOR'S SAFETY AND HEALTH PLAN                TBD

J-IV                      GOVERNMENT FURNISHED EQUIPMENT LIST                 3

J-V                       CONTRACTOR'S QUALITY PLAN                          TBD

                        JSC DATA REQUIREMENTS LIST (DRL)
                             (Based on JSC-STD-123)                  Page 1 of 5

------------------------------------------------------------------------------------------------------------------------------------
a.  Title of Contract, Project, SOW, etc.                                    b.  Contract/RFP No.             c.  DRL Date/Mod Date
Spacehab General Research/Logistics Missions                                          NAS9-97199                       10/8/97

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                            3.  Frequency
         1            Progress Reports                                MO

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                           5.  1st subm. date               6.  Copies   a.  type    b. number
                             7/17                                     11/17/97                                    Repro       10

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [X] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      NASA-JSC/SPACEHAB Contracting Officer, Code BV2 (2 copies)
                      NASA-JSC/NASA Science Program Manager, Code SM3 (1 copy)
                      NASA-JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      Block 4:  Input cutoff 7th, submitted 17th of each month



------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                            3.  Frequency
         2            Mission Training Plan                           RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                           5.  1st subm. date               6.  Copies   a.  type    b. number
                             ---                                          *                                       Print        7

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-
                      96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      7 copies of each mission-specific submittal
                      *Block 5: 12/17/97 for STS-95, 1/12/98 for STS-96


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                            3.  Frequency
         3            SPACEHAB Systems Data Book                      RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                           5.  1st subm. date               6.  Copies   a.  type    b. number
                             ---                                          *                                       Print        6

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment)



------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 5:  Originally submitted under Contract NAS 9-18371. Current version dated 4/21/97.


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                            3.  Frequency
         4            Systems Mission Performance Analysis            RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                           5.  1st subm. date               6.  Copies   a.  type    b. number
                             ---                                          *                                       Print        7

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-
                      96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      7 copies of each mission-specific submittal
                      Block 5: One document per SPACEHAB flight, submitted at L-6 mo., and updated at L-1 week.

------------------------------------------------------------------------------------------------------------------------------------

JSC Form 2323 (Rev May 91) (MS Word Aug 95)

                        JSC DATA REQUIREMENTS LIST (DRL)
                             (Based on JSC-STD-123)                  Page 2 of 5

------------------------------------------------------------------------------------------------------------------------------------
a.  Title of Contract, Project, SOW, etc.                                    b.  Contract/RFP No.             c.  DRL Date/Mod Date
Spacehab General Research/Logistics Missions                                        NAS9-97199                        10/8/97

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         5            SPACEHAB Program Configuration Management Plan           RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type    b. number
                             ---                                                   *                              Print        6

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [X] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment)



------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 5: Originally submitted under Contract NAS9-19250. Current version dated 5/10/95.


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         6            Payload Interface Control Agreements (ICA)               RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type    b. number
                             ---                                                   *                              Print        7

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-
                      96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      7 copies of each mission-specific submittal
                      *Block 5: Complex payload ICD's at L-9 months. Simple payload ICD's at
                      L-4 months, SIA's and PTA's at L-3 months.

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         7            SPACEHAB Safety Analyses & Hazard Analyses                AR
                      Reports
------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type    b. number
                             ---                                                   *                              Print        9

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [x] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      JSC/Secretary, SSP Payload Safety Review Panel Code NS2 (2 copies)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Mgr., Code OC (1 copy) (STS-96)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 5:  Submitted 45 days prior to each SSP phased Safety Review for each mission.
                      Block 7:  OPR for this item is the SSP Payload Safety Review Panel
                      Chairman.
------------------------------------------------------------------------------------------------------------------------------------
                      2.  DRD Title                                     3.  Frequency
         8            Post-Flight Report                                       OT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type    b. number
                             ---                                         Return + 30 days                         Print        7

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-
                      96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      7 copies of each mission-specific submittal



------------------------------------------------------------------------------------------------------------------------------------

JSC Form 2323 (Rev May 91) (MS Word Aug 95)

                        JSC DATA REQUIREMENTS LIST (DRL)
                             (Based on JSC-STD-123)                  Page 3 of 5

------------------------------------------------------------------------------------------------------------------------------------
a.  Title of Contract, Project, SOW, etc.                                    b.  Contract/RFP No.             c.  DRL Date/Mod Date
Spacehab General Research/Logistics Missions                                        NAS9-97199                         10/8/97

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         9            SPACEHAB Mission Integration and Operations               RT
                      Management Plan
------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print       8

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [x] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy)

------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 5:  Originally submitted under Contract NAS9-18371. Current version dated 2/14/95.


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         10           Experiment Flight Operations Procedures and               *
                      Timelines
------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print        **

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      JSC/Flight Data File Manager (16 bond sets, to include 6 sets with tabs, for crew, flight control team, and training instructors)
                      See attachment for additional distribution instructions

------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      ** Block 6b: Determined by POWG, but not to exceed 20
                      *Block 3,5: Submitted for each SPACEHAB mission in accordance with
                      SSP Flight Data File publication standard and schedules.

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         11           SA-1-1, Safety and Health Plan                           RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             CSD                                                   *                              Print

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [x] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      JSC/Contracting Officer's Technical Representative, Code YA (1 copy)
                      JSC/Contracting Oficer, Code MR2 (1 copy)
                      JSC/Health, Safety & Environmental Compliance Office, Code NA3 (1 copy)
                      JSC/Occupational Health Office, Code SD26 (1 copy)
                      JSC/Environmental Services Office, Code JJ12 (1 copy)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      5 copies
                      *Block 5: Plan must be approved before commencing hazardous operations. Required signatures specified in DRD.


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         12           SA-1-5, Mishap Notification, Investigation, and           AR
                      Corrective Action Reports
------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                              AR                                                  AR                              Other

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      JSC/Contracting Officer's Technical Representative, Code YA (1 copy)
                      JSC/Contracting Officer, Code MR2 (1 copy)
                      JSC/Health, Safety & Environmental Compliance Office, Code NA3 (1 copy

------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      3 copies



------------------------------------------------------------------------------------------------------------------------------------

JSC Form 2323 (Rev May 91) (MS Word Aug 95)

                        JSC DATA REQUIREMENTS LIST (DRL)
                             (Based on JSC-STD-123)                  Page 4 of 5

------------------------------------------------------------------------------------------------------------------------------------
a.  Title of Contract, Project, SOW, etc.                                    b.  Contract/RFP No.             c.  DRL Date/Mod Date
Spacehab General Research/Logistics Missions                                        NAS9-97199                         10/8/97

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         13           SA-1-7, Material Safety Data                             RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                              AD                                                  AD                              Print       3

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      JSC/SPACEHAB-Mir Contracting Officer, Code MR2 (1 copy)
                      JSC/Contracting Officer's Technical Representative, Code YA (1 copy)
                      JSC/SPACEHAB-Mir Program Analyst, Code SD26 (1 copy)

------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      3 copies



------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         14           SPACEHAB Mission Requirements and Allocations             RT
                      Document
------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print       7

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [x] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      7 copies of each mission-specific submittal
                      *Block 5: Initially submitted for each SPACEHAB mission 30 days after manifest baselined. Maintained current as required thereafter.

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         15           SPACEHAB Experiment Interface Definition Document         RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print       8

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (1 copy)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy)

------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 6:  Originally submitted under Contract NAS 9-18371. Current version dated 6/13/97.


------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         16           Product Assurance Plan                                   RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print       6

------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)
                      General Distribution (see attachment)



------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      *Block 5: Originally submitted under Contract NAS9-18371.



------------------------------------------------------------------------------------------------------------------------------------

JSC Form 2323 (Rev May 91) (MS Word Aug 95)

                        JSC DATA REQUIREMENTS LIST (DRL)
                             (Based on JSC-STD-123)                  Page 5 of 5

------------------------------------------------------------------------------------------------------------------------------------
a.  Title of Contract, Project, SOW, etc.                                    b.  Contract/RFP No.             c.  DRL Date/Mod Date
Spacehab General Research/Logistics Missions                                       NAS9-97199                          10/30/97

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency
         17           Mission Support Handbook                                 RT

------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number
                             ---                                                   *                              Print      31

------------------------------------------------------------------------------------------------------------------------------------
                         [ ]                                  [x] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed
                      General Distribution (see attachment), plus
                      JSC/NASA Science Program Manager, Code SM3 (25 copies) (STS-95 only)
                      JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (25 copies) (STS-
                      96 only)
------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks
                      31 copies of each mission-specific submittal
                      Block 5:  One document per SPACEHAB mission, submitted at L-3 months, and updated at L-1 week.

------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency


------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number


------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)




------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks




------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency


------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number


------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)




------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks




------------------------------------------------------------------------------------------------------------------------------------
1.  Line item no.     2.  DRD Title                                     3.  Frequency


------------------------------------------------------------------------------------------------------------------------------------
                      4.  As-of-Date                                    5.  1st subm. date      6.  Copies   a.  type   b. number


------------------------------------------------------------------------------------------------------------------------------------
7.  Data type:           [ ] (1) Written approval             [ ] (2) Mandatory Submittal           [ ] (3) Submitted upon request
------------------------------------------------------------------------------------------------------------------------------------
                      8.  Distribution (Continue on a blank sheet if needed)




------------------------------------------------------------------------------------------------------------------------------------
                      9.  Remarks




------------------------------------------------------------------------------------------------------------------------------------

JSC Form 2323 (Rev May 91) (MS Word Aug 95)

                             ATTACHMENT TO
                    JSC DATA REQUIREMENTS LIST (DRL)
                             JSC FORM 2323
                          CONTRACT NAS9-97199
              SPACEHAB GENERAL RESEARCH/LOGISTICS MISSIONS
                             DATE: 10/8/97


ITEM 8.  DISTRIBUTION

All DRL Line Items, with the exception of DRL Line Item No. 10, have the following General Distribution:

NASA HQ OSF, Code MO (2 copies)
NASA-JSC/Contracting Officer's Technical Representative, Code YA (2 copies) NASA-JSC/SSP Customer Integration Office, Code MT2 (2 copies)


DRL Line Item No. 10 has the following distribution for Experiment Flight Operations Procedures (Experiment Operations Checklists) as published for SPACEHAB Flight Control Team use:
NASA HQ OSF, Code MO (2 copies)
NASA-JSC/Contracting Officer's Technical Representative, Code YA (2 copies) NASA-JSC/SSP Customer Integration Office, Code MT2 (2 copies)
JSC/NASA Science Program Manager, Code SM3 (1 copy) (STS-95 only)
JSC/ISS Mission 2A.1 Launch Package Manager, Code OC (1 copy) (STS-96 only)

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)


--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2.  Current Version        3. DRL Line           RFP/Contract No. (Procurement
                                    Date                      Item No.           completes
Progress Reports                       10/10/97                  1                      NAS9-97199

--------------------------------------------------------------------------------------------------------------

4. Use (Defineneed for, intended use of, and/or anticipated results of data) To provide the HQ OSF and JSC with visibility into overall contract performance. Current Program status, and technical accomplishments are compared with planned activities and SSP integration milestones. The report shall be keyed to established JSC Contracting Officer's Technical Representative (COTR's) Program Reviews and to Space Shuttle Program (SSP) payload reviews and will summarize findings of those reviews, including assignment and status of Action Items.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)       [ ]  Technical      [x]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                      7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

This DRD defines the requirements for the Contractor's reporting of technical progress, schedule, and areas of concern.

9.2 Format/Contents

a. The Contractor's format will be acceptable for the Design, Development, Test & Engineering (DDT&E) section of the report. The Mission Integration & Operations (I&O) section of the report shall be divided by mission, showing each mission in process from payload complement baselining through post-flight destow. Within each mission's I&O section the Contractor's format will be acceptable.

b. Each report shall show work planned and accomplished (by key functional area) and provide schedule status of the hardware DDT&E, and Payload and Mission I&O efforts. Performance of the DDT&E task will be measured against SSP flight schedules. Performance of the I&O task will be measured against SSP payload integration schedule milestones for pending missions.

c. Each report will describe the technical status of the program, including DDT&E and I&O progress and shall address actual and potential problems, proposed recovery plans for technical problems, and a status of all actions assigned during previous JSC COTR and SSP mission related reviews. Hard copies of Action Items may be used in Progress Reports without reformatting.

d. The report shall contain a list of the current areas of concern that require special attention from the COTR or the SSP Payload Integration Manager (PIM), brief description of the potential problems, and recommended actions. In addition, the report shall indicate disposition of previously reported areas of concern and any open issues not resolved.

e. The report shall contain the summary results of Payload reviews conducted by the Contractor, as well as SSP reviews supported by the Contractor, and shall include the status of the Contractor's plans to complete actions on all DDT&E, Safety, Payload-to SPACEHAB, and Space Shuttle-to-SPACEHAB integration related items prior to flight.

10.0 Maintenance

None

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Mission Training Plan (MTP)         10/10/97                     2                       NAS9-97199
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide the HQ OSF and JSC with a plan defining integrated training requirements, locations, schedules and lesson descriptions for each SPACEHAB mission.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                     Mission Integration and Operations Management Plan - DRL
                                                     Line Item No. 9
--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

The MTP shall address all training requirements for the Space Shuttle flight crew, SPACEHAB Flight Control Team, and payload representatives
(as appropriate) for each SPACEHAB mission.

9.2 Format/Contents

The Contractor's format shall be acceptable.

The MTP shall define a series of lessons to meet the training objectives defined in the Mission Integration and Operations Management Plan. Training locations will be specified with the intent of selecting the most logical and cost effective site for the training. Integrated training schedules will be defined in the MTP and coordinated with the JSC Training Manager to assure crew participation and facility availability.

The MTP shall include a list of lessons, and for each lesson the following minimum data:

         A. Lesson name and number
         B. Lesson description
              -  Training objectives
              -  Training materials
              -  Type of lesson (briefing, workbook, hands-on, etc.)
              -  Lesson hours
              -  Required attendees
         C. Training location

10.0 Maintenance

This document shall be maintained current for each mission until launch

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)


--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Systems Data Book             9/2/97                    3                     NAS9-97199
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide the HQ OSF and JSC with an accurate, complete and comprehensive source of operational data on the SPACEHAB systems. This data will be used for development of procedures, operational limits, flight rules, flight reference material, preflight mission design, and as a realtime data reference source. The data shall be keyed to the operational limits as well as the system design and qualified limits. This information shall be the main source of SPACEHAB systems operational performance data.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]   Administrative     [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

The data book will address all major SPACEHAB systems and subsystems for both single and double modules that can be monitored directly or indirectly, and for which either the ground or flight crew can take action to control. In addition, any SPACEHAB unique integration hardware or systems or ancillary hardware will also be addressed to the same level of detail.

9.2 Format/Contents

a. The systems data book shall follow the Shuttle Systems Data Book format to the extent possible. Deviations to this format may be used if alternate formats are more applicable for the SPACEHAB data requirements.

b. All system and subsystem operational data and limits shall be accompanied by the appropriate supporting analysis or test data to justify the information provided. Test data shall be the primary reference with analysis as backup or when no test data is available.

c. All systems and subsystems operating limits must be specified as "warning limits" ("take action limits") and system or subsystem "design limits". In addition to the design limits, a description of the resulting loss of system performance shall be provided. All limits listed in the Systems Data Book shall be referenced to the SPACEHAB measurement parameters that will be used to detect the limit deviations either on the ground or by the flight crew.

10.0 Maintenance

This Contractor shall provide updates to the Systems Data Book based on components added, deleted or modified, additonal testing as the program matures, and actual flight performance data as it becomes available.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)


--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Systems Mission Performance           10/10/97                   4                        NAS9-97199
Analysis
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) The document shall contain the technical data necessary to provide HQ OSF and JSC with an understanding of the engineering performance parameters of the SPACEHAB module, the payloads, and the integrated SPACEHAB/payload cargo element for each SPACEHAB mission.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]   Administrative     [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

This DRD covers the mission specific SPACEHAB subsystems operating parameters for all mission phases, based on the integrated SPACEHAB cargo element mission requirements. There shall be a separate Mission Performance Analysis for each mission flown.

9.2 Format/Contents

a. The Contractor's format will be acceptable.

b. The analyses shall parametrically describe how the SPACEHAB systems and subsystems interface with and are compatible with the Space Shuttle Orbiter systems.

c. The analyses shall parametrically describe how the SPACEHAB systems and subsystems interface with the different payloads.

d. The analyses shall include engineering margins for successful SPACEHAB and payload operations for all mission phases.

10.0 Maintenance

The Contractor shall keep this documentation current with the latest available SPACEHAB systems and payload engineering analyses and flight data to support two formal submittals; one at L-6 months and one at L-1 week.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Program Configuration        10/10//97                  5                        NAS9-97199
Management Plan
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) This document will be used to provide HQ OSF and JSC insight into the Contractor's configuration management processes and systems to be used for this contract.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

This configuration management system used by the Contractor shall cover the SPACEHAB module hardware/software systems and the payload hardware/software systems, as applicable, for both research and logistics missions.

9.2 Format/Contents

a. The Contractor's format shall be acceptable.

b. The Contractor shall develop a plan for a SPACEHAB module and payload hardware/software configuration management system, and describe how the system will be utilized during the hardware Design, Development, Test & Engineering (DDT&E), and Payload and Mission Integration &
   Operations (I&O) phases of this contract. The Contractor shall establish optimum interfaces between the Contractor and NASA for the transfer of both hard copy and electronic (softcopy) data under configuration management.

c. The plan shall take into account module and payload configuration management processes for all phases of SPACEHAB research and logistics missions, including missions to the International Space Station (ISS).

10.0 Maintenance

As required.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)


--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Payload Interface Control             10/10/97                   6                         NAS9-97199
Agreements (ICA)
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide HQ OSF and JSC with an assessment of the requirements of individual payloads and their compatibility with SPACEHAB or Orbiter middeck (if applicable) interfaces on a specific SPACEHAB mission.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                         SPACEHAB Experiment Interface Definition Document -
                                                         DRL Line Item No. 15
--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

The payload ICA shall define, to the extent required by each specific payload, the hardware interfaces and resource requirements, ground processing requirements, safety and interface verification requirements, and operational requirements of each payload on each SPACEHAB mission. Payloads assigned to the Contractor may be located in the SPACEHAB module or Orbiter middeck, as dictated by unique payload requirements.

9.2 Format/Contents

Depending on the complexity of the payload and its interfaces three types of ICA shall be available:

1. INTERFACE CONTROL DOCUMENT (ICD)
Active payloads which require crew operation, or require resources such as power, cooling, command and data, etc., shall utilize ICD's. Each payload-specific ICD shall be compatible with the SPACEHAB Experiment IDD in content. Once baselined, each ICD shall be under configuration control. Approved payload-specific ICD's shall be published in hard copy and available in an electronic format (softcopy) that is compatible with personal computers. All figures are not required to be imbedded in the softcopy ICD's, but must be available for delivery if requested.

2. STOWAGE INTERFACE AGREEMENT (SIA)
Passive payloads with ground handling constraints and/or verification requirements shall utilize SIA's. Each payload-specific SIA shall follow the format of the SPACEHAB Experiment IDD. Once baselined, each SIA shall be under configuration control. Approved payload-specific SIA's shall be published in hard copy and available in an electronic format (softcopy) that is compatible with personal computers. Figures (if any) are not required to be imbedded in the softcopy SIA's, but must be available for delivery if requested.

3. PAYLOAD TRANSFER AGREEMENT (PTA)
Passive payloads with only stowage requirements shall utilize PTA's. Once baselined, each PTA shall be under configuration control. Approved payload-specific PTA's shall be published in hard copy and available in an electronic format (softcopy) that is compatible with personal computers. Figures (if any) are not required to be imbedded in the softcopy PTA's, but must be available for delivery if requested.

10.0   Maintenance

Payload-specific ICA's shall be maintained throughout the mission preparation period and flight as complete, updated ICA's.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Safety Analyses and           9/2/97                    7                        NAS9-97199
Hazard Analyses Reports
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) The reports provide HQ OSF, JSC and KSC the flight and ground safety assessment of the integrated SPACEHAB cargo element, including the SPACEHAB module, ancillary equipment and manifested payloads, for each mission.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1, 9.2 Scope/Format/Content

The reports provide the flight and ground safety assessment of the integrated SPACEHAB cargo element, including the SPACEHAB module, ancillary equipment and manifested payloads, for each mission. It will be used by the SSP safety organizations to: (1) identify system design hazards, (2) assess the risk associated with the design, (3) establish design compliance with the SSP failure tolerance requirements, (4) define hazard controls, and (5) identify the data required for verification of hazard controls.

These reports shall be submitted to the appropriate SSP safety organization (NASA-JSC for flight safety, NASA-KSC for ground safety) in support of the multi-phased flight and ground safety review and safety certification process, and must comply in scope, format, and content with the current issue of:

(1) NSTS 1700.7B: Safety Policy and Requirements for Payloads using the Space Transportation System (STS)

(2) 45 SPW HB S-100/KHB 1700.7: Space Transportation System Payload Ground Safety Handbook

(3) NSTS 13830: Implementation Procedure for STS Payloads System Safety Requirements

10.0 Maintenance

The reports shall be updated to reflect changes resulting from previous SSP safety reviews, safety policy revisions or interpretation letters, and any changes to SPACEHAB or payload systems which affect flight safety.

*

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Post-Mission Report                   10/10/97                   8                         NAS9-97199
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide HQ OSF and JSC with a report at the module and payload level of hardware/software performance, anomalies, malfunctions and lessons learned.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                           7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8. Preparation Information (Include complete instructions for document preparation)

9.1 Scope

This report shall provide a comprehensive post-flight summary of the performance of the module and each payload.

9.2 Format/Content

The Contractor's shall structure the report by user (i.e., NASA-sponsored payloads, commercial payloads, etc.) and by payload, with a general section for the module and systems. Within these sections the Contractor's format is acceptable.

For each payload and (as applicable) the module and its systems the report shall address the following:

       1. Define the mission objectives and the extent to which they were met.

       2. Identify problems, anomalies and malfunctions over the course of the mission and their impact on the payload and the overall mission.

       3. Provide suggested recommended corrective actions, if one is known.

       4. Assess the adequacy of training, both for flight and ground personnel

       5. Identify lessons learned

10.0 Maintenance

None required.

                JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                         (Based on JSC-STD-123)




--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Mission Integration          10/10/97                   9                      NAS9-97199
and Operations Management Plan
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To define the various operations and processes, product delivery templates, and organizational interfaces necessary for the Contractor to implement the Integration and Operations (I&O) activities for SPACEHAB missions.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                             7.  Interrelationships (e.g., with other DRDs) (Optional)

--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

This DRD covers the end-to-end array of principal functions carried out by the Contractor in the performance of contract I&O responsibilities, including:

- Payload manifesting and integration support
- Space Shuttle Program mission integration support
- Payload flight operations documentation preparation
- SPACEHAB module systems and payload operations training
- Ground facility utilization
- Data management
- Simulations and mission operations support

9.2 Format/Contents

The document shall contain integrated text and graphics as required to describe/illustrate the various aspects of services provided, including process descriptions, schedule flows, facility and tool illustrations, organizational hierarchies, etc. The following information should be included under the corresponding principal function material:

- Payload Manifesting and Integration Support

Presents a functional breakdown and description of how the Contractor works with the SSP Customer Integration Office, the COTR, and payload developers to identify candidate experiments, collect and document pertinent technical and operational data, establish mission manifests, represent payload interests to the SSP during all phases of mission preparation and execution, and physically integrate payloads into and out of the pressurized volume of either the SPACEHAB module or Orbiter middeck (if required).

- Space Shuttle Program Mission Integration Support

Presents a functional breakdown and description of how the Contractor interfaces with the Space Shuttle Program Office to ensure the timely provision of data required to enable integration of the SPACEHAB cargo element into the Space Shuttle, to support the associated development of SSP mission integration documentation, and to participate in the necessary SSP pre-mission status and flight readiness reviews.

-    Payload Flight Operations Documentation Preparation

     Presents a functional breakdown and description of how the Contractor manages the preparation of flight procedures for the various payloads flown in the SPACEHAB module or Orbiter middeck (if applicable). This includes Contractor procedures development, control, validation, and publication. Key milestones for periodic interface with the NASA Crew Procedures Control Board are identified.

-    SPACEHAB Module Systems and Payload Operations Training

     Presents a functional breakdown and description of how the Contractor manages the SPACEHAB module systems and payload systems training for the various NASA flight crews, console operators, simulator instructors, and ground support personnel. This includes the approach to (1) development of training plans, study materials, and hardware/software aids: (2) development of training requirements and schedules; and (3) development and utilization of training mockups and high fidelity trainers.

-    Ground Facility Utilization

     Presents a functional breakdown and description of the Contractor's approach to the utilization of (or support to the NASA utilization of) major Government and contractor facilities during the preparation, execution, and postflight phases of SPACEHAB mission operations. These facilities include the Contractor's SPACEHAB Payload Processing Facility; the KSC SSPF, OPF, CCRF, and launch pad complex; the JSC Payload Operations Control Center (POCC) and Customer Support Room; and the KSC/DFRC nominal end-of-mission landing site facilities. Plans for support of remote payload POCC's (if required), early return to KSC/DFRC, other alternate or abort landing sites and their facilities should also be included as required.


-    Data Management

     Presents a functional breakdown and description of how the Contractor manages SPACEHAB module and payload science and technology data. This includes the approach to development of module and payload data requirements (including requirements for data processing, storage, and distribution), coordination of the method(s) by which this data is integrated into the standard Space Shuttle Program communication and data services, establishment of interfaces with NASA and non-NASA components of the air-to-ground communications network, coordination of the Contractor's data management plan with NASA, and provision of all associated equipment and services which are in addition to those normally provided as GFE.

-    Simulations and Mission Operations Support

     Presents a functional breakdown and description of how the Contractor will manage SPACEHAB and payload systems support within the JSC POCC and Customer Support Room facilities during all Joint Integrated Simulations as well as during real-time mission operations. Customer utilization of remote payload POCC's and their interfaces with the SPACEHAB POCC at JSC shall be addressed.

10.0 Maintenance

The Contractor will keep this document current with established processes, schedules, and interfaces throughout the contract period.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)




--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Experiment Flight Operations          10/10/97                   10                      NAS9-97199
Procedures and Timelines
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide the flight crew and NASA flight control team with payload operating procedures, maintenance and servicing procedures, malfunction procedures, and timelines. These products will ultimately be used by NASA as flight documents and provided to the appropriate flight crew and ground support personnel.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                     Mission Integration and Operations Management Plan - DRL
                                                     Line Item No. 9
--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

These procedures and timelines shall address all payload-unique procedures and sequences. The actual production of the flight documents will be based on the joint agreements between the Contractor and NASA identified in the Mission Integration and Operations Management Plan.

9.2 Format/Contents

a. The format for all procedures, timelines, and reference documentation shall meet the standards specified in the Crew Procedures Management
   Plan (JSC-08969) and appropriate appendices, as modified by a NASA/SPACEHAB Memorandum of Agreement dated April, 1995.

b. The procedures shall address the nominal and off-nominal operations of all experiments, exclusive of any procedures that have integrated requirements with the Orbiter. The procedures shall be delivered in documents/formats compatible with the Flight Data File structure for each particular SPACEHAB flight.

c. The timelines shall address the operational sequences of the various payloads, exclusive of any integrated operations with the Orbiter. All payload timelines are subject to the NASA-generated mission Flight Plan.

10.0 Maintenance

All procedures, timelines, and reference documents will be maintained to support the integration schedule and training requirements as specified for each mission.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SA-1-1, Safety and Health Plan      3/6/95 - replaces           11
                                    2/6/95 version
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) ***This DRD is controlled by the JSC Safety, Reliability, and Quality Assurance Office in accordance with JMI 2314.1, *JSC Data Requirements Descriptions*, as revised

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [ ]  Technical       [ ]  Administrative      [x]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
NHB 1700.1 (VI, as revised); JHB 1700.1              See block 8. Below
(as revised)
--------------------------------------------------------------------------------------------------------------

8. Preparation Information (Include complete instructions for document preparation)
DRD SA-1-5, Mishap Notification, Investigation, and Corrective Action Reports DRD SA 1-7, Material Safety Data

When preparing its safety and health plan, the offeror/contractor is expected to determine whether the items below are applicable to its contract performance and tailor its plan accordingly. This determination is to be made available to the Government as part of this plan. It can be documented as a checklist or outline, inserted directly in the body of the plan, or in any format developed by the contractor that clearly conveys the determination.

1. Policy.  A safety policy statement will be included in the plan.

2. Authority And Accountability. The plan will state that it will be maintained as required to be consistent with applicable NASA requirements and contractual direction as well as applicable Federal, state, and local regualtions. The plan will include a statement from the project manager or designed safety official indicating that the plan will be implemented as approved and that the project manager will take personal responsibility for its implemenation.

3. Management Structure. Clearly define line and staff responsibilities for safety, health, and environmental protection. Identify any other personnel or organization that provides safety services or exercises any form of control or assurance in these areas. State the means of communication and interface concerning related issues used by line, staff, and others (such as documentation, concurrence requirements, committee structure, sharing of the work site with NASA and other contractors, or other special responsibilities and support.)

4. Safety Program Management. Identify all personnel assignments and basic techniques to be applied to accomplish the safety program goals.
   As a minimum, the following details shall be provided.

4.1 Assignment of specific safety roles and responsibilties to individuals by title. The following information will be provided as minimum:

4.11 Designed Safety Official (or equivalent) - identify by title the official
    (s) responsible for implementation of this plan and all formal contacts with regulatory agencies and with NASA.

4.12 Safety Representative - identify by title the individual who will be trained and certified in accordance with JMI 1710.4, "JSC Safety Representatives," to be responsive to Center-wide safety, health, environmental, and fire protection and goals, and who will participate in meetings and other activities related to the JSC Safety and Health program.

4.1.3 Company Physician - to facilitate communication of medical data to contractor management, the contractor shall identify a point of contact (such as the company physician) by name address, and telephone number to the JSC Clinic, mail code SD22. Prompt notification to the JSC Clinic shall be given of any changes that occur in the identity of the point of contact.

4.2 Identification of methods to assure that written procedures are developed for all hazardous operations, including testing, maintenance, repairs, and handling of hazardous materials and hazardous waste. Procedures will be developed in a format suitable for use as safety documentation (such as a safety manual).

4.3 Identification of methods to assure that the relevant hazardous situations and proper controls are identified in documentation such as inspection procedures, test procedures, etc., and other related information.

4.4 Describe the contractor's training program including identification or responsibility for training employees to assure understanding of safe work practices, hazard recognition, and appropriate responses including protective and/or emergency countermeasures. Address management techniques used to identity and utilize JSC training resources (such as asbestos worker training/certification, hazard communication, etc.) as appropriate with particular emphasis on programs designed for the multi-employer work environment on NASA property.

4.5 Assignments, procedures, and frequency for regular inspection and evaluation of work areas for hazards and accountability for implementation of corrective measures. The contractor has the option, in lieu of this detail, to identify policies and procedures with the stipulation that the results (including findings) of inspections conducted on NASA property or involving Government furnished property will be documented in contractor self evaluations, risk evaluations, or the monthly Accident/Incident Summary reports.)

4.6 Identification of methods to assure the reporting and investigation of mishaps and close calls and corrective actions implemented to prevent recurrence. Discuss use of NASA Form 1627 and alternate forms used by contractor with emphasis on timely notification of NASA; investigation procedures; exercise of jurisdiction over a mishap investigation involving NASA and other contractor personnel; follow up of corrective actions; communication of lessons learned to NASA; and solutions to minimize duplications in reporting and documentation including use of alternate forms, etc. Discuss immediate notification requirements for fires, hazardous materials releases, and other emergencies.

4.7 Establishment of administrative procedures and responsibilities for emergency preparedness plans and procedures.

4.8 Participation in the review, updating, and modifications of safety requirements identified in this plan including any referenced documents therein. This review activity will be implemented at the direction of the NASA Contracting Officer's Technical Representative in accordance with established NASA directives and procedures.

4.9 Management techniques and criteria used to determine the need for safety engineering tasks and the methods for identification and control of hazards associated with work performed. All safety engineering products which address operations, equipment, etc., on NASA property will b subject to JSC SR&QA review and concurrence in accordance with DRD SA-1-8 unless otherwise specified in the approve safety and health plan.

4.10 Assignment of responsibility for maintaining facilities baseline documentation in accordance with JSC Management Instruction (JMI)8830.1, "Facilities Baseline Documentation." The contractor will implement any facilitates baseline documentation tasks (including safety engineering) as provided in the contractor's Safety and Health Plan approved by NASA or as required by contractual or technical direction.

5. Procurement and Contract Safety. Identify procedures used to assure that procurements are reviewed for safety considerations and that specifications contain appropriate safety criteria and instructions. Set forth authority and responsibility to assure that safety tasks are clearly stated in subcontracts.

6.   Hazardous Materials, Hazardous Items, and Hazardous Waste.

6.1 Hazardous Materials - Sate controls over procurement, storage, issuance, and use of hazardous materials. State method by which compliance with JSC's Hazard Communication Program (as defined in JHB 1700.1) and JMI 1710.9, "Control of Hazardous Materials," will be accomplished. Describe method by which material safety data will be provided to JSC.

6.2 Potentially Hazardous Items - Describe controls over procurement, storage, issuance, and use of potentially hazardous items. Identify any training/certification requirements as appropriate. State method by which hazards associated with potentially hazardous items will be documented and provided to JSC.

Potentially Hazardous Items are defined as " An end item, element, system, subsystem, article, or component with the potential for exposure of personnel, facilities, equipment, or the environment to hazards arising from performance of work, use, handling, manufacturing, packaging, transportation, storage, inspection, or diposal."

6.3 Hazardous Waste - Set forth controls over the generation, storage, handling, and disposal of hazardous waste. Identify training/certification requirements as appropriate.

7. Hazardous Operations. Establish methods for notification of personnel when hazardous operations are to be performed in their facilities or when hazardous conditions are found to exist during the course of this contract. JHB 1700.1 will serve as a guide for defining, classifying, and prioritizing hazardous operations. Develop and maintain a list of hazardous operations to be performed during the life of this contract.
     The list of hazardous operations will be provided to JSC as part of the Safety Plan for review and approval. JSC and the Contractor will decide jointly which operations are to be considered hazardous, with JSC as the final authority. Before hazardous operations commence.

7.1 Hazardous Operations Procedures. Written hazardous operations procedures will be developed and approved for all hazardous operations with particular emphasis on identifying the job safety steps required. The contractor may implement this requirement as follows:

7.1.a Identify contractor policies and procedures for management and implementation of hazardous operations procedures together with a statement that NASA will have access on request to any contractor data necessary to verify implementation; or

7.1.b In lieu of contractor management and development of such procedures, identify the method whereby the contractor will identify and submit such procedures to the JSC Health, Safety, and Environmental Compliance Office for review and approval.

7.2 Training and Certification. A training and certification program will be developed and implemented for personnel involved in hazardous operations such as confined space entry and lockout/tagout. Set forth procedures or training and certification of personnel who will perform tasks which have been determined to be hazardous by JSC or the contractor. Certifications should include documentation that training requirements and physical conditions have been satisfied by one or more of the following: physical examination, testing, on-the-job performance, etc. All training materials and training records will be provided for NASA review on request.

7.3 Hazardous Operations Permits. Identify facilities, operations and/or tasks where hazardous operations permits will be required as specified in JHB 1700.1. Set forth guidance to adhere to established NASA JSC procedures. Clearly state the role of the safety group or function to control such permits.

7.3.1 Operations Involving Potential Asbestos Exposures. Set forth method by which compliance is assured with JSC Asbestos Control Program as established in JHB 1700.1, as revised, and JHB 8800.1, "Asbestos Control Manual," as revised.

7.3.2 Operations Involving Toxic Materials or Health Hazards. Set forth method by which onsite work exposures related to potentially toxic or health hazardous chemical or physical agents will be identified. Such operations must be evaluated by the JSC Occupational Health Office and must be property controlled as advised by same. JSC Occupational Health Office must be notified prior to initiation of any new or modified operation potentially hazardous to health.

7.3.3 Operations Involving Hazardous Waste. Identify procedures used to manage hazardous waste from point of generation through disposal. Clearly identify divisions of responsibility between contractor and NASA for hazardous waste generated throughout the life of the contract. Operations which occur on site at JSC or Ellington Field must be evaluated by the JSC Environmental Services Office and must be properly controlled as advised by same. JSC Environmental Services Office must be notified prior to initiation of any new or modified operation potentially hazardous to health.

7.3.4 Operations Involving New or Modified Emissions/Discharges to the Environment. Set forth methods for identifying new or modified emissions/discharges and coordinating results with the Environmental Services Office, mail code JJ12. Emphasis shall be placed on providing for sufficient lead time for processing permits through the appropriate state agency and/or the Environmental Protection Agency.

8. Fire Prevention. Set forth administrative requirements and procedures for control of and regularly scheduled inspections for fire and explosion hazards. State compliance with JMI 1713.2, "JSC Fire Safety Program", as revised, and JMI1713.3, "Building Fire Wardens", as revised.

9. Pollution Prevention. Set forth procedures to minimize or eliminate environmental pollution. Address management of hazardous materials; substitution or nonhazardous or less hazardous materials for hazardous materials; proper segregation of hazardous wastes from nonhazardous wastes; and other methods described by NASA (including but no limited to the following: JMI 1710.9, JMI 8800.3, JMI 8800.4, and JMI 8837.1.)

10. Protective Equipment. Set forth procedures for obtaining, inspecting, and maintaining protective equipment, as required, or reference written procedure pertaining to this subject. Describe approach to training personnel in the proper use and care of protective equipment. Set forth methods for keeping records of such inspections and maintenance programs.

11. Risk Evaluation. The contractor shall state responsibility and procedures to determine the significance, intrinsic worth, and critically of the contractor operations in a manner that proper risk management techniques can be applied and notable safety risk reported to the JSC Health, Safety, and Environmental Compliance Office. The contractor will discuss ranking the risk in a severity classification. Risk evaluation tasks, managing the risks, and documenting the results will be discussed.

12. Self Evaluations and Reporting. Set forth responsibilities and methods for internal adults and evaluations of the overall safety and health program. Identify personnel who conduct the audit and evaluation, to whom the report is made, and the frequency (at least annually) with which it is performed. These evaluations shall include subcontracted tasks.

     Government Furnished Data. JHB 1700.1, Safety Requirements Handbook for Safety, Health, Environmental Protection, and Emergency Preparedness (formerly JHB 1700.1, JSC Safety Manual), as revised (including all subsequent revisions during the life of the contract).

Formal:

1. Cover page - to include signatures of Contractor's project and designated safety official (if different); NASA COTR; and NA3/Health, Safety, and Environmental Compliance Office. Other signatures may be required at the discretion of the Government.

2.   Table of Contents.

3.   Body of plan as required (contractor's format acceptable).

Authority:  FAR 52.223-3, NFS 18-52-223-72, 18-52.223-73, 18-52.223.73 (Alt 1);
JSCS 52.223.91

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SA-1-5, Mishap Notification,                                     12
Investigation, and
Corrective Action Reports
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) Reports on contractor mishaps and close calls to prevent recurrence and to manager potential liabilities.
***This DRD is controlled by the JSC Safety, Reliability, and Quality Assurance Office in accordance with JMI 2314.1, *JSC Data Requirements Descriptions", as revised


--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [ ]  Technical       [ ]  Administrative      [x]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
NHB 1700.1 (VI, as revised), JHB 1700.1              SA-1-1; See also block 8. Below
(as revised)
--------------------------------------------------------------------------------------------------------------
8. Preparation Information (Include complete instructions for document preparation)

The references for this DRD are as follows:
- NHB 1700.1, Volume 1 (or V1)), "NASA Safety Policy and Requirements Document", as revised.
- NHB 1700.1 (Volume2), "NASA Guidelines for Mishap Investigation", as revised.
- JHB 1700.1, "JSC Requirements Handbook for Safety, Health, Environmental Protection, and Emergency Preparedness", as revised.
- NMI8621.1, "Mishap Reporting and Investigating", as revised.

1. GENERAL: Mishap reporting, investigation and corrective action requirements differ according to whether the specific mishap occurs on NASA property. Mishaps occurring on third party property will be handled in the same manner as those occurring on contractor property are found in paragraph 4 below.

2. NASA Contractor MISHAP: Any unplanned occurrence, event, or anomaly involving NASA contractor personnel, equipment, or facilities which are in support of NASA operations and meet one of the mishap classifications as defined below. Aircraft or space hardware mishaps meeting the mishap criteria described below are included if the mishap is not classifed as a mission failure. Test failures which result in unexpected or unanticipated injury or damage are also included.

2.1. Mishaps are classified by NASA as follows:

2.1.a. Type A - A mishap causing death to personnel or damage to equipment or property equal to or exceeding $1,000,000.

2.1.b. Type B - A mishap expected to result in permanent disability to one or more persons, or resulting in hospitilization (for other than observation) of five or more persons, or damage to equipment or property from $250,000 to less than $1,000,000.

2.1.c. Type C - A mishap resulting in damage to equipment or Property form $25,000 to less than $250,000 or causing and occupational injury or illness which results in a lost-workday case.

2.1.d. Incident - A mishap consisting of less than Type C severity of injury to personnel (excluding first aid cases) which do not result in any lost-workdays and/or property damage equal to or greater than $1,000 but less than $25,000.

2.2. Close Call - An occurrence in which there is no injury, no property damage, and no interruption of productive work, but which possesses the potential for mishaps which are type A or B, or type C property damage. Close calls are NOT classified as mishaps, but are potentially significant indicators or undesirable conditions in the work environment.

3.   ONSITE MISHAPS OCCURING ON NASA PROPERTY:

3.1 Immediate Notification and Reporting of Mishaps Occurring on NASA Property.

3.1.a. Telephonic Report. The contractor shall report by telephone within 24 hours to NA3/Health, Safety, and Environmental Compliance Office (34290 onsite, 713-483-4290 offsite) all mishaps which are type A or B bodily injury and/or property damage, or type C property damage. This report will typically provide the information outlined in the NASA Form 1627A, Telephonic Mishap Report.

3.1.b. 24-Hour Report. The contractor shall report by NASA Form 1627, NASA Mishap Report, (latest revision, or an equivalent, alternative report form as approved by NASA) within 24 hours to NA3/Health, Safety, and Environmental Compliance Office all mishaps which are type A, B, or C, incidents and close calls with the potential of being mishaps which are type A or bodily injury and/or property damage. NASA Form 1627 can be obtained from JM86/JSC Distribution.

3.1.c. Emergency Reporting. All onsite emergencies, such as fires, paramedical assistance, etc., shall be reported immediately by telephone to the JSC Emergency Dispatcher, extension 33333 prior to reporting to NA3/Health, Safety, and Environmental Compliance Office.

3.2 Mishap investigation and Corrective Action for Mishaps Occurring on NASA Property.

3.2.a. An initial investigation by NA3/Health, Safety, and Environmental Compliance Office is required for all mishaps which are type A or B injury and/or property damage, or type C property damage. The contractor has the responsibility to perform collateral investigations. However, investigations conducted by NASA will take priority with regard to access to evidence, data, and witnesses. The proceedings of NASA investigations will remain confidential. The contractor will have an opportunity to comment on the investigation report in accordance with NASA prtocols.

3.2.b. All other mishaps, including lost time and medical treatment cases, will be investigated by the contractor consistent with NASA policies and guidelines set forth in JHB 1700.1, "JSC Requirements Handbook for Safety, Health, Environmental Protection, and Emergency Preparedness", as revised, and NHB 1700.1 (Volume 2), "NASA Guidelines for Mishap Investigation."

3.2.b(1) Ten Day Report. After the contractor completes his investigation of the mishap and, when appropriate, has developed a plan of corrective action, the contractor shall complete the required blocks on NASA Form 1627 (or an equivalent, alternative report form as approved by NASA) including all required signatures. This completed NASA Form 1627 (called the TEN DAY REPORT) will be submitted to NA3/Health, Safety, and Environmental Compliance Office for concurrence within 10 working days of the mishap.

3.2.b(2) Should the contractor choose to convene a formal investigation requiring more than 10 working days to perform its investigation, the contractor will immediately notify NA3/Health, Safety, and Environmental Compliance Office and request an extension of the ten-day requirement. The extension if approved will be for a specified period of time and investigation status reports will be provided to NA3/Health, Safety, and Environmental Compliance Office upon request. A copy of the contractor's investigation report will be forwarded to NA3/Health, Safety, and Environmental Compliance Office for review along with the ten day report.

3.2.c. The contractor shall coordinate the implementation of the corrective action plan with the NA3/Health, Safety, and Environmental Compliance Office. This plan will include any verification activities required by the contractor to ensure that corrective actions have been implemented satisfactorily.

4. MISHAPS OCCURRING ON CONTRACTOR PROPERTY OR ON THIRD PARTY PROPERTY:

4.1. Immediate Notification and Reporting of Mishaps Occurring on Contractor Property or Third Pary Property. For reporting to NASA those mishaps occurring on their property or on third party property, contractors will have the option to use either the NASA Forms specified below or alternative reports forms utilized by the contractor provided these alternative forms contain equivalent information required on the NASA Form and reports will be made in accordance with NASA requirements. The use of alternative report forms (such as Worker's Compensation forms, etc.) will be implemented in accordance with the contractor's Safety and Health Plan as approved by NASA.

4.1.a. Telephonic Report. The contractor shall report by telephone within 24 hours to NA3/Health, Safety, and Environmental Compliance Office (34290 on site, 713-483-4290 offsite) all mishaps which are type A or B bodily injury and/or damage to government property, type C damage to government property, and incidents or close calls with the potential of being mishaps which are type A or B bodily injury and/or damage to government property, or type C damage to government property. This report will typically provide the information outlined in the NASA Form 1627A, Telephonic Mishap Report.

4.1.b. 24-Hour Report. The contractor shall report by NASA Form 1627 can be obtained from JM86/JSC Distribution.

4.2. Mishap Investigation and Corrective Action for Mishaps on Contractor Property or Third Party Property.

4.2.a. An initial investigation by the contractor is required for all mishaps which have been reported to NASA. NASA reserves discretionary authority to investigate mishaps which involve NASA personnel or resources regardless of location. The contractor has the discretion to perform any collateral investigations. However, investigations implemented by NASA will take priority with regard to access to evidence, data, and witnesses. The proceedings of NASA investigations will remain confidential. The contractor will have an opportunity to comment on the investigation report in accordance with NASA protocols.

4.2.b. Contractor mishaps, including lost time and medical treatment cases, will be investigated by the contractor consistent with NASA policies and guidelines set forth in JHB 1700.1, "JSC Requirements Handbook for Safety, Health, Environmental Protection, and Emergency Preparedness", as revised, and NHB 1700.1 (Volume 2), "NASA Guidelines for Mishap Investigation."

4.2.b(1) Ten Day Report (or contractor final report). After the contractor completes his investigation of the mishap and, when appropriate, has developed a plan of corrective action, the contractor shall complete the required blocks on NASA Form 1627 (or the alternative form used by the contractor) including all required signatures. This completed report will be submitted to the NA3/Health, Safety, and Environmental Compliance Office for information (normally within 10 working days of the mishap).

4.2.b(2) Should the contractor choose to convene a formal investigation requiring more than 10 working days to perform its investigation, the contractor will immediately inform the NA3/Health, Safety and Environmental Compliance Office and provide an estimated completion date for the investigation. Investigation status reports will be provided to NA3/Health, Safety, and Environmental Compliance Office upon request. A copy of the contractor's investigation report will be forwarded to the NA3/Health, Safety, and Environmental Compliance Office for information (normally within 10 working days of the mishap).

4.2.c To ensure that NASA responsibilities are clearly identified, coordinated, and implemented, the contractor shall coordinate any subsequent corrective action plan with the NA3/Health, Safety, and Environmental Compliance Office particularly when the mishap or corrective action involves NASA or third party (other than the contractor's subcontractors and vendors) personnel, equipment, or property, when the corrective actions involve flight (including "flight-like") and/or government equipment or property, when the corrective action is expected to exceed $25,000. This plan will include any verification activities identified by the contractor to ensure that corrective actions to be implemented by NASA or a third party will be accomplished.

5. FORMAT: As provided; NASA Form 1627A, Telephonic Mishap Report, (latest revision) and NASA Form 1627, NASA Mishap Report (latest revision), or equivalent, alternative form(s) in accordance with the contractor's Safety and Health Plan as approved by NASA. NASA Form 1627 can be obtained from JM86/JSC Distribution.

Authority.  NFS 18-52.223-70, 18-52.223-73, 18-52.223-73 (Alt 1); JPI 52.223-92

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SA-1-7, Material Safety Data                                     13
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) Data on safety and health characteristics of hazardous materials and potentially hazardous items for employee information and awareness purposes
***This DRD is controlled by the JSC Safety, Reliability, and Quality Assurance Office in accordance with JMI 2314.1, "JSC Data Requirements Descriptions", as revised

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [ ]  Technical       [ ]  Administrative      [x]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
NHB 1700.1 (VI, as revised), JHB 1700.1                  SA-1-1
(as revised)
--------------------------------------------------------------------------------------------------------------

8. Preparation Information (Include complete instructions for document preparation) The contractor shall prepare and/or deliver Material Safety Data as documented and approved in the Safety Plan (DRD SA-1-1). This data is required by the Occupational Safety and Health Administration (OSHA) regulation, 29 CFR 1910.1200, "Hazard Communication", and Federal Standard 313 (or FED-STD-313), "Material Safety Data, Transportation Data and Disposal Data for Hazardous Materials Furnished to Government Activities", as revised.

2. Information required:

2.a All information listed on OSHA Form 174, "Material Safety Data," as superseded or revised by OSHA; or as specified in FED-STD-313; or equivalent information.

2.b Location of hazardous material by building and room.

2.c Quantity hazardous material normally kept at locations identified in 2.b above.

3. Format:

3.a Material Safety Data Sheets as specified by OSHA regulations (e.g., 29 CFR 1910.1200).

3.b Hazardous Materials Inventory Data as required by JSC 20204, "JSC Hazard Communication Program", and JSC Management Directive (JSCMD) 1710.9, "Control of Hazardous Materials," as revised.

4. Frequency and Point of Delivery for data:

4.a Material Safety Data Sheets: 1 copy to JSC Central Repository, Mail Code SD23. Provide information on location and quantity as well.

4.b Hazardous Materials Inventory Data: Annually in accordance with JSC call for inventory.

Authority.  NFS 18-52.223-70, 18-52.223-73, 18-52.223-73 (Alt 1); JPI 52.223-92

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Mission Requirements          10/10/97                  14                       NAS9-97199
and Allocations Document (MRAD)
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To establish and control the allocation of resources and the technical requirements for integration of the payload elements and their support hardware with the SPACEHAB module and Orbiter middeck (if required), for each SPACEHAB mission. Pertinent mission requirements for integrating the SPACEHAB cargo element into the Space Shuttle Orbiter are also established by this document.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                          7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                    Payload Interface Control Agreements (DRL Line Item No. 6)

--------------------------------------------------------------------------------------------------------------
8. Preparation Information (Include complete instructions for document preparation)

9.1 Scope

This DRD defines the entire complement of science and/or logistics payloads to be flown in the SPACEHAB module and Orbiter middeck (if required) for each SPACEHAB mission. It defines the mission-unique technical integration requirements for the SPACEHAB payloads and supporting hardware, regardless of location in the pressurized volume. It also defines pertinent mission requirements for integrating the SPACEHAB cargo element into the Space Shuttle Orbiter.

9.2 Format/Contents

a.   The contractor's format will be acceptable.

b. The report shall be in response to an initial set of NASA-sponsored and commercial research and/or logistics payloads delivered to the
     Contractor by NASA through the office of the COTR. The Contractor's response (this MRAD) shall address specific technical and operational issues pertaining to each proposed research or logistics payload and contain recommendations for combining the proposed payloads into optimized payload combinations and SPACEHAB internal configurations, based on the priorities of the proposed payloads and overall resource allocations.
     All assumptions used to generate the optimized payload combinations shall be clearly stated. The initial MRAD for each mission shall document the Contractor's participation in the formal payload initial baseline
     manifesting process.   MRAD's will be submitted to NASA approximately 30
     days after receiving technical direction defining or revising the payload complement issued by the COTR.

c. The design and performance requirements in the MRAD shall be maintained at a level consistent with the "integrated" payload level intent. Detailed payload design solutions and interface requirements shall not be included in this DRD. Such data shall be contained in the respective Interface Control Agreements (ICA's) according to the format established in DRL Line Item No. 6.

d. The MRAD shall be the source of accurate data pertaining to the mission-unique mass, volume and other resources allocated to each payload, and its supporting hardware, assigned to the Contractor. The MRAD shall give specific insight into the efficiencies of preflight planning for payload chargeable hardware stowage and use, and shall be maintained consistent with ICA requirements and module and payload systems mass properties information.

e.   The following categories of requirements shall be included in this DRD:
       - Mission physical configuration of the SPACEHAB module, including ascent, on-orbit, and descent payload stowage configurations
       - Mass and volume allocations for each payload and its support hardware
       - Mission complement electrical power and energy; including a module electrical plug-in plan for all mission phases (as applicable)
       -    Command and data requirements
       -    Experiment thermal/environmental control
       -    On-orbit vehicle dynamics and attitude requirements
       -    Crew utilization
       -    Ground operations support, including late access/early retrieval
       -    Flight operations support
       -    Mission-unique hardware and GFE (by payload)
       -    Optional service requirements (by payload)

10.0  Maintenance

The Contractor shall keep the MRAD current with the latest payload requirements available and shall update the MRAD, in part or in total, as requirements are updated. Payload mass and volume data, in particular, shall be maintained accurate and current.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
SPACEHAB Experiment Interface         9/2/97                     15                      NAS9-97199
Definition Document (IDD)
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide HQ OSF and JSC with the capability to evaluate payload candidates for compatibility with the payload-to-SPACEHAB module interfaces.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)                [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                           7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                    Payload Interface Control Agreements- DRL Line Item No. 6

--------------------------------------------------------------------------------------------------------------
8. Preparation Information (Include complete instructions for document preparation)

9.1 Scope

The IDD shall define the generic payload-to-SPACEHAB module interfaces. It shall be applicable to all classes of payloads flown on SPACEHAB missions.

9.2 Format/Content

a. The IDD shall be similar in format and content to the SPACEHAB Experiment IDD, MDC 91W5023F, dated September 1996.

b. The IDD shall be under configuration control and available in both hard copy and electronic formats for the convenience of payload developers.

10.0 Maintenance

The IDD shall be maintained current throughout the contract period. The soft copy will be maintained as a complete IDD with figures either imbedded in the text or provided separately. NASA shall be notified by letter, change notice or document revision of any changes in the payload-to-SPACEHAB module interface no later than the implementation date of the change.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)




--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Product Assurance Plan                10/10/97                  16                        NAS9-97199
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide HQ OSF and the NASA-JSC a description of the product assurance program and activities pertaining to design and delivery of SPACEHAB hardware for integration in the module for flight.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)               [ ]  Technical       [ ]  Administrative      [x]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                            7.  Interrelationships (e.g., with other DRDs) (Optional)
SPACEHAB Product Assurance Plan - MDC W5164A

--------------------------------------------------------------------------------------------------------------
8. Preparation Information (Include complete instructions for document preparation)

9.1 Scope

The objective of the product assurance program is to integrate the product assurance functions to assure safety of personnel and to provide a highly reliable payload carrier which conforms to applicable requirements.

9.2 Format/Content

a. The Contractor's format will be acceptable.

b. The contents of the reference SPACEHAB Product Assurance Plan describe the process and procedures used to assure that design and workmanship problems identified in the integration of the SPACEHAB module and its systems have been documented and resolved before flight.

10.0 Maintenance

The Product Assurance Plan will be maintained to support the integration schedule and requirements as specified for each mission.

                   JSC DATA REQUIREMENTS DESCRIPTION (DRD)
                            (Based on JSC-STD-123)



--------------------------------------------------------------------------------------------------------------
1.  DRD Title                   2. Current Version         3. DRL Line           RFP/Contract No. (Procurement
                                   Date                       Item No.           completes)
Mission Support Handbook              10/30/97                  17                       NAS9-97199
--------------------------------------------------------------------------------------------------------------

4. Use (Define need for, intended use of, and/or anticipated results of data) To provide NASA, the Contractor's Flight Control Team (FCT), and the investigator/payload developer community with a convenient, consistent, and complete reference document suitable for use during each mission.

--------------------------------------------------------------------------------------------------------------
5.  DRD Category:  (check one)               [x]  Technical       [ ]  Administrative      [ ]  SR&QA
--------------------------------------------------------------------------------------------------------------
6.  References (Optional)                       7.  Interrelationships (e.g., with other DRDs) (Optional)
                                                Payload Interface Control Agreements (DRL Line Item No. 6)
                                                MRAD (DRL Line Item No. 14)
--------------------------------------------------------------------------------------------------------------
8.  Preparation Information (Include complete instructions for document preparation)
--------------------------------------------------------------------------------------------------------------

9.1 Scope

The Mission Support Handbook shall be a summary of important and routinely referenced information intended to assist the SSP and NASA payload management organizations in understanding and managing payload and mission operations during real-time flight operations. It is not required to be a configuration controlled document and, although the information contained within is generally taken from configuration controlled documents, does not take precedence over any configuration controlled document.

9.2 Format/Contents

a. The contractor's format shall be acceptable. The Mission Support Handbook shall include the following elements:

b. Index or Table of Contents.

c. A Console Shift Schedule of the SPACEHAB Flight Control Team, including
   SSP, Contractor and payload personnel and positions.   The Console Shift
   Schedule should include the individual's name, shift designation, console position and acronym. Additionally, key positions of the JSC Flight Control Team (FCT) should be included. Key positions of the JSC FCT include, but are not limited to, Flight Director, CAPCOM, Payload Officer, Payload Systems, Payload Data, Flight Activities Officer, Timeliner, Mission Evaluation Room (MER) Flight Crew Stowage and MER Payload Safety Review Panel (PSRP) representative.

d. A Telephone Listing of mission support personnel including those listed on the Console Shift Schedule, key SSP personnel, other key non-operations NASA personnel, and payload personnel, such as official payload organization point-of-contact's (POC's). The Telephone Listing should include, the contact's name, function, organization, office phone and fax numbers, and other numbers, such as beeper, cellular, hotel or home, if available. This list should be kept current by the contractor and available at the POCC during real-time flight operations.

e. Graphical layout of the POCC and CSR, with console positions labeled.

f. A brief description of the function of each SPACEHAB DVIS loop.

g. A prioritized listing of each payload's key operational objectives. The operational objectives should be related to research objectives whenever possible.

h. Any prioritized listing of payloads that appears in SSP documentation, such as the Flight Requirements Document (FRD), Payload Requirements
   Document (PRD) or Integration Plan (IP), and references either the SPACEHAB module as a whole or it's individual payloads. Additionally, any prioritized listings or other reference information intended for use by the contractor to manage resource conflicts among SPACEHAB payloads should also be included.

i. A listing of payload acronyms, official payload titles, prime sponsoring organizations, lead contractor points of contact (i.e., payload coordinator), and prime and backup crewmembers assigned to the payloads.

j. A table listing each payload and any operational constraint or key resource it may require. This is intended to be a qualitative listing that indicates the presence of constraints/resources and not a quantitative listing.

k. A table listing the quantitative resources allocated to each payload, as well as the total allocation of each resource for the entire complement and the amount of remaining margin.

l. A table(s) listing late access, early retrieval and scrub turnaround requirements for each payload.

m. A graphical representation of the stowage locations of each payload in both the SPACEHAB module and Orbiter middeck.

n. A summary of the research payloads on-orbit activities. This payload-sorted table will show if a given payload has on-orbit crew activities scheduled for a given flight day and the timelined duration of the activities. Both the source of data for this table and it's time and activity resolution should be based on the daily summary timelines from the SSP mission flight plan.

o. A Detailed Payload Summary shall be included for each payload. The payload summary shall consist of an introduction to the payload and it's research objective, a sketch(s) of the payload, a sketch of it's user interface and description of the various controls available to the user, and an operational summary.

10. Maintenance

This document shall not be maintained.

             SPACEHAB GENERAL RESEARCH/LOGISTICS MISSIONS CONTRACT
                              CONTRACT NAS9-97199



                  ITEM                           QUANTITY    LOCATION        NEED DATES        NOTES
______________________________________________________________________________________________________

a. Atmospheric revitalization system ducts
   and associated fittings                        1 set       NASA-KSC     STS-95/-96/-107        1
b. Payload Active Cooling Kit (PACK)
   fluid line extensions and unique Standard
   Interface Panel (SIP) inserts                  2 sets      NASA-KSC     STS-95/-96/-107       1,2
c. PACK fluid line heater system                    2         NASA-KSC     STS-95/-96/-107       1,2
d. Nonstandard cable kits for:
     1. AC power                                    2         NASA-KSC     STS-95/-96/-107       1,2
     2. AUX de power                                2         NASA-KSC     STS-95/-96/-107       1,2
     3. Aft Bus B de power                          2         NASA-KSC     STS-95/-96/-107       1,2
     4. Multiplexer/Demultiplexer (MDM)             2         NASA-KSC     STS-95/-96/-107       1,2
     5. Closed Circuit Television (CCTV) Interface  1         NASA-KSC     STS-95/-96/-107        1
     6. SSP wiring for MSFC-provided
        water line heaters                          1         NASA-KSC     STS-95/-96/-107        1
e. Unique cable kits for:
     1. Caution and Warning Electronic
        Assembly (CWEA) interfaces                  2         NASA-KSC     STS-95/-96/-107       1,3
     2. C3A5 Payload Safing Panel interfaces        2         NASA-KSC     STS-95/-96/-107       1,3
     3. Master Timing Unit (MTU)
        (1.024 Mhz clock signal)                    2         NASA-KSC     STS-95/-96/-107       1,3
     4. Audio Central Control
        Network (ACCN) interfaces                   2         NASA-KSC     STS-95/-96/-107       1,3
f. Standard Switch Panel (SSP) section
   with switches for MSFC-provided
   water line heaters                               1         NASA-KSC     STS-95/-96/-107        1
g. Flag, United States, P/N SED 33105175-301        2           SPPF       STS-95/-96/-107        4
h. Spacelab Transfer Tunnel (STT)
   Cylinder Segment with asociated
   Multi-Layer Insulation (MLI) and
   trunnion protective sleeves                      1         NASA-KSC         STS-96             5
j. STT Mir Tunnel Extension Segment
   assembly with associated MLI                     1         NASA-KSC         STS-96            5,7
k. Internal Protective Ground Support
   Equipment (GSE) for STT Cylinder and
   Mir Extension segments                       1 set each    NASA-KSC     STS-95 and STS-96      5
m. STT Flex Section, P/N 9002364-1                  1         NASA-KSC       STS-96/-107          5
                                                    1           SPPF        STS-95/-96/-107
n. STT Flex Section Protective Rings              1 set       NASA-KSC       STS-96/-107          5
                                                  1 set         SPPF       STS-95/-96/-107
p. Spacelab GSE Attention Frame,
   P/N C1612119                                     2           SPPF       STS-95/-96/-107
q. STT Flex Section Drill Template                  1          MDA-HSV         STS-95
r. STT Flex Section Integration
   GSE (common)                                   1 set         SPPF           STS-95
s. Spacelab Viewport, P/N 9004529-1                2-3          SPPF       STS-95/-96/-107
t. MLI Cover for Spacelab Viewport
   P/N 1063788                                     2-3          SPPF       STS-95/-96/-107













                                Attachment J-IV
                                     Page 1

             SPACEHAB GENERAL RESEARCH/LOGISTICS MISSIONS CONTRACT
                              CONTRACT NAS9-97199



                  ITEM                           QUANTITY    LOCATION        NEED DATES        NOTES
______________________________________________________________________________________________________

u.  MLI Washers for Spacelab Viewport,
    P/N 1063792                                   34-51         SPPF       STS-95/-96/-107
v.  Payload Timing Buffer,
    RI P/N MC456-0060-003                           1           SPPF       STS-95/-96/-107        8
w.  Variable Frequency AC Power Supply,
    Model 390-GRFT/M4312                            1           SPPF            STS-96           6,8
x.  Module Vertical Access Kit (MVAK)
    Double Spreader, P/N 9003858                    1           SPPF            STS-96           6,8
y.  SPACEHAB Intelligent Familiarization
    Trainer (SHIFT) Computer Workstations           2         NASA-JSC     STS-95/-96/-107
z.  Compaq Deskpro 386/20 Personal Computer
    NASA Tag 164498, 861856                         2           SPPF            STS-96            9
aa. NEC Multisync Color Monitor,
    JC 140IP3A. NASA Tag No. 163431                 1           SPPF            STS-96            9
bb. CTX Color Monitor, CVP-5468
    NASA Tag No. 1043445                            1           SPPF            STS-96            9
cc. TI OmniLaser 2115 Printer.
    NASA Tag No. 870119                             1           SPPF            STS-96            9
dd. Misc. Computer Equip. as follows:                           SPPF            STS-96            9
    1. Kensington Power Surge Unit                  2
    2. Data Spec switch boxm Mod. DS2504            1
    3. Eurotech Keyboard - Cyrillic                 2
    4. Sejin Mouse, Mod. SWB-200                    2
ee. David Clark Ultra Light-Weight
    Headsets, Model 40271G-01                       27          SPPF       STS-95/-96/-107
ff. Mir Battery Transfer Bag,
    P/N SDD46106504                                 2           SPPF            STS-96            8
gg. Flight Crew on-orbit use items as may           See Table TBD in the
    be required to support individual payload         SPACEHAB-General
    requirements or Phase 1 Program              Research/Logistics Mission
    operational objectives                        Carrier Integration Plan
                                                  Addendum for each mission

________________

NOTES:

1. Rockwell Inc. integration hardware scheduled by KSC to support mission integration.
2.  One flight unit, one spare.
3.  One flight unit and one spare. Assumes no CITE testing required.
4.  One used per mission.
5. Custody transferred to Spacehab Inc., but item remains at KSC or SPPF to support tunnel flight processing.
6.  Provided by KSC on a non-interference basis.
7.  Need based on current Orbiter configurations.
8.  Need based on manifested experiment requirements.
9.  To support Russian specialists at SPPF. Require upgrade to Pentium.









                                Attachment J-IV
                                     Page 2

                                ATTACHMENT J-III

                           CONTRACTOR'S QUALITY PLAN


                         TO BE SUBMITTED BY CONTRACTOR































                                     J-V-1